UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Fundamental Equity Growth Funds
All Cap Growth
Capital Growth
Concentrated Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
TollkeeperSM

Goldman Sachs Fundamental Equity
Growth Funds

■	ALL CAP GROWTH

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TOLLKEEPERSM

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	51
Financial Statements	66
Notes to the Financial Statements	75
Financial Highlights	96
Report of Independent Registered Public Accounting Firm	110
Other Information	111

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs All Cap Growth Fund invests in U.S. equity investments in small, mid and large cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small and mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (”Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth
Team’s Investment Process?

For over 27 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding
growth of businesses over time — not
short-term market movements

Long-term participation in growing
businesses — less reliance on
macroeconomic predictions, market
timing, sector rotation or momentum

Identify high quality growth businesses.
Some required investment criteria include:

■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of
every potential investment

■ Use valuation tools and analytics to
ensure that the high-quality business
franchises we have identified also
represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

PORTFOLIO RESULTS

Goldman Sachs All Cap Growth Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs All Cap Growth Fund (the “Fund”) for the period from inception on January 31, 2008 through August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the period from its inception on January 31, 2008 through August 31, 2008, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 6.50%, 6.10%, 6.80%, 6.70% and 6.40% respectively. These returns compare to the -1.65% cumulative total return of the Fund’s benchmark, the Russell 3000 Growth Index (the “Index”) (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. The U.S. equity markets were characterized by heightened volatility and rising commodity prices. Fears of a U.S. recession and lingering issues surrounding the subprime mortgage fallout weighed on various sectors of the market, particularly the Financials sector. Within the Fund, stock selection within the Energy, Healthcare and Information Technology sectors positively contributed to performance while specific Media companies detracted from performance.

As the price of oil hit new highs during the period, the Energy sector benefited. Our Energy holdings, particularly Rex Energy, Continental Resources, Inc. and Whiting Petroleum Ltd. delivered positive returns during the one-year reporting period. Rex Energy contributed to performance as production tests revealed the presence of a second well in the Marcellus shale in western Pennsylvania. The company increased its acreage in the area and plans to continue its expansion in the region as improved technology has made development more cost efficient. Continental Resources announced completion of its first well in the North Dakota Bakken Shale area. The release of this news drove the stock to a new multi-year high as production from the well was better than had been expected.

Tessera Technologies, Inc., a company that provides miniaturization technologies to the electronics industry, detracted from performance during the period, as the company experienced disappointing litigation results. In August, however, Tessera Technologies made favorable headway in legal cases that the company brought forth to enforce its patents on semiconductor chip-packaging technology. Tessera Technologies reached a settlement with Peripheral Devices & Products Systems (Patriot Memory), one of the businesses that was named in the International Trade Commission suit initiated by Tessera against certain dynamic random access memory (DRAM) manufacturers. The settlement recognized the validity of Tessera’s patents, which led Patriot Memory to purchase a license from Tessera Technologies that covers a broad range of packaging solutions. Going forward, Patriot Memory will pay Tessera Technologies royalties on future sales of products as well as pay royalties on previously sold products that use the company’s miniaturization technology. We believe this positive development reinforces our view that

PORTFOLIO RESULTS

Tessera Technologies has superior technology and is competitively well positioned within the semiconductor space.

Chicago Mercantile Exchange (CME) detracted from performance as the stock was down on the news of its planned merger with the New York Mercantile Exchange (NYMEX). Shareholders of NYMEX attempted to block the deal, claiming that CME’s offer was too low. We continue to like CME, regardless of the merger with NYMEX, and believe its stock is attractively priced. In our view, the CME’s long-term growth prospects are compelling as it continues to expand its customer base, enter new financial markets, and develop innovative new products.

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced the Fund’s performance, including the following:

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard contributed positively to performance as its shares were up due to better-than-expected earnings and the completion of its merger with the games division of Vivendi. We believe the merger will allow the combined company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision Blizzard is well positioned to grow as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

■	QUALCOMM, Inc. — Mobile handset chip maker QUALCOMM contributed to performance as the company finally settled its long standing patent dispute with Nokia. We believe this agreement is very positive for both companies and may provide substantial growth opportunities for QUALCOMM. Primarily, we expect the settlement will immediately reduce the company’s litigation expenses and solidify the royalty terms that QUALCOMM receives from Nokia, which we believe will have a substantial impact on this year’s earnings. In addition, we believe this agreement opens up the possibility for a chip supply deal between the two companies. We believe this would be an excellent growth opportunity for QUALCOMM as the company could become the primary chip supplier to Nokia, the world’s largest handset maker, whereas previously Nokia received all handset chips from other suppliers.

PORTFOLIO RESULTS

■	Genentech, Inc. — Shares of Genentech, maker of cancer drug Avastin, were boosted after the company’s majority shareholder, Roche Holdings, made an offer to acquire the company for $89 per share. Genentech responded by forming a special committee, consisting of three independent board members, to evaluate Roche’s proposal. While the takeover remains undecided, we continue to have conviction in Genentech as it has exclusive rights in several cancer products and a robust product portfolio, including Rituxan and Herceptin.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 16, 2008

FUND BASICS

All Cap Growth Fund
as of August 31, 2008

PERFORMANCE REVIEW

January 31, 2008–August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]

Class A	6.50%	-1.65%
Class C	6.10	-1.65
Institutional	6.80	-1.65
Class IR	6.70	-1.65
Class R	6.40	-1.65

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	Since Inception	Inception Date

Class A	0.76%	1/31/08
Class C	5.30	1/31/08
Institutional	6.90	1/31/08
Class IR	6.80	1/31/08
Class R	6.60	1/31/08

[3]	Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	2.43%
Class C	2.20	3.18
Institutional	1.05	2.03
Class IR	1.20	2.18
Class R	1.70	2.68

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Microsoft Corp.	2.8%	Software
Hess Corp.	2.0	Oil, Gas & Consumable Fuels
Whiting Petroleum Corp.	1.9	Oil, Gas & Consumable Fuels
Google, Inc.	1.8	Internet Software & Services
Cisco Systems, Inc.	1.8	Communications Equipment
Schlumberger Ltd.	1.8	Energy Equipment & Services
Apple, Inc.	1.7	Computers & Peripherals
QUALCOMM, Inc.	1.7	Communications Equipment
American Tower Corp.	1.6	Wireless Telecommunication Services
Suncor Energy, Inc.	1.5	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 0.4% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS ALL CAP GROWTH FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

All Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced January 31, 2008)
Excluding sales charges	6.50%
Including sales charges	0.66%

Class C (commenced January 31, 2008)
Excluding contingent deferred charges	6.10%
Including contingent deferred charges	5.10%

Institutional (commenced January 31, 2008)	6.80%

Class IR (commenced January 31, 2008)	6.70%

Class R (commenced January 31, 2008)	6.40%

*	Total Returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Capital Growth Fund (the ”Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -4.57%, -5.37%, -5.33%, -4.22% and -4.72%, respectively. These returns compare to the -6.75% average annual total returns of the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -6.39% and -6.68%, respectively. Over the same period, the Index returned -10.15%.

The Fund outperformed its benchmark during the reporting period. The U.S. equity markets were characterized by heightened volatility and rising commodity prices. Fears of a U.S. recession and lingering issues surrounding the subprime mortgage fallout weighed on various sectors of the market, particularly the Financials sector. Within the Fund, stock selection in the Energy and Healthcare sectors positively contributed to performance, while select Finance and Consumer Staples businesses detracted from the Fund’s relative performance.

Money-transfer business Western Union Co. was the top contributor to performance during the reporting period. The company reported an increase in first-quarter profits, driven by strength in its international consumer-to-consumer business and strong demand for its electronic payment services in the U.S. Furthermore, the company raised its profit guidance for 2008 and expects to improve profit margins in 2009. We believe that Western Union could be poised for future growth as it has a dominant position in a growing industry.

As the price of oil hit new highs during the period, the Energy sector benefited. Several of our Energy holdings, particularly Suncor, Inc. and Weatherford International Ltd. delivered positive returns during the one-year reporting period. Shares of Suncor were up on news that the company was executing effectively and increasing production. Weatherford’s stock also rose, driven by production growth and higher pricing.

Research In Motion contributed positively to performance during the reporting period as the company continues to benefit from subscriber growth and expanding business opportunities in key markets. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, its consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in Research In Motion as its sales in the U.S. remain strong and international demand is

PORTFOLIO RESULTS

solid. In our view, BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

Shares of Freddie Mac detracted from performance after the company announced higher future credit loss expectations than we had estimated. We were of the belief that Freddie Mac would not experience meaningfully higher credit losses because of its high quality, mostly prime, mortgage portfolio. We believed that Freddie Mac’s timely reporting of financials would benefit the company as the Office of Federal Housing Enterprise Oversight (OFHEO) would likely eventually lift the 30% surcharge on capital it had previously placed on the company (the regulatory capital Freddie Mac is required to maintain on its balance sheet). We expected this would put Freddie Mac in a position of having excess capital, which could enable it either to buy back stock or profitably grow its portfolio at more attractive spreads. Because of the increase in credit loss expectations and higher write-downs to its existing portfolio, we believed the reduction, and eventual elimination, of the capital surcharge was further down the road than we had previously anticipated. As a result, our evaluation of Freddie Mac’s growth prospects changed and we decided to eliminate the position and allocate the capital to companies in which we had higher conviction.

Despite reporting strong earnings during the reporting period, Cisco Systems, Inc. detracted from performance. Shares of the company were down as an earnings report detailed slower than expected U.S. enterprise growth. Overall, Cisco Systems posted strong sales growth, particularly in international markets and reaffirmed a target long-term growth rate in the mid-teens. We continue to have conviction in the company as a global leader in networking and communications products and believe it will be able to meet our expectations for long-term growth.

Portfolio Composition

The Fund invests primarily in large capitalization U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced the Fund’s performance, including the following:

■	Genentech, Inc. — Shares of Genentech, maker of cancer drug Avastin, were boosted after the company’s majority shareholder, Roche Holdings, made an offer to acquire the company for $89 per share. Genentech responded by forming a special committee, consisting of three independent board members, to evaluate Roche’s proposal. While the takeover remains undecided, we continue to have conviction in Genentech as it has

PORTFOLIO RESULTS

exclusive rights in several cancer products and a robust product portfolio, including Rituxan and Herceptin.

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard contributed positively to performance as its shares were up due to better-than-expected earnings and the completion of its merger with the games division of Vivendi. We believe the merger will allow the combined company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision Blizzard is well positioned to grow as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

■	QUALCOMM, Inc. — Mobile handset chip maker QUALCOMM contributed to performance as the company finally settled its long standing patent dispute with Nokia. We believe this agreement is very positive for both companies and may provide substantial growth opportunities for QUALCOMM. Primarily, we expect the settlement will immediately reduce the company’s litigation expenses and solidify the royalty terms that QUALCOMM receives from Nokia, which we believe will have a substantial impact on this year’s earnings. In addition, we believe this agreement opens up the possibility for a chip supply deal between the two companies. We believe this would be an excellent growth opportunity for QUALCOMM as the company could become the primary chip supplier to Nokia, the world’s largest handset maker, whereas previously Nokia received all handset chips from other suppliers.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 16, 2008

FUND BASICS

Capital Growth Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007–August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-4.57%	-6.75%
Class B	-5.37	-6.75
Class C	-5.33	-6.75
Institutional	-4.22	-6.75
Service	-4.72	-6.75

November 30, 2007–August 31, 2008

Class IR	-6.39	-10.15
Class R	-6.68	-10.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-10.67%	5.48%	1.67%	9.42%		4/20/90
Class B	-10.88	5.56	1.47	6.33		5/1/96
Class C	-7.10	5.90	1.49	3.78		8/15/97
Institutional	-5.09	7.11	2.65	4.95		8/15/97
Service	-5.59	6.57	2.14	9.70	[4]	4/20/90
Class IR	N/A	N/A	N/A	-6.22		11/30/07
Class R	N/A	N/A	N/A	-6.47		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.40%	1.43%
Class B	2.15	2.18
Class C	2.15	2.18
Institutional	1.00	1.03
Service	1.50	1.53
Class IR	1.15	1.18
Class R	1.65	1.68

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.6%	Software
Suncor Energy, Inc.	3.4	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	3.1	Communications Equipment
Hess Corp.	2.9	Oil, Gas & Consumable Fuels
Schlumberger Ltd.	2.8	Energy Equipment & Services
Google, Inc.	2.7	Internet Software & Services
American Tower Corp.	2.6	Wireless Telecommunication Services
QUALCOMM, Inc.	2.5	Communications Equipment
Apple, Inc.	2.5	Computers & Peripherals
Electronic Arts, Inc.	2.4	Software

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 28.2% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced April 20, 1990)
Excluding sales charges	–4.57%	5.82%	4.09%	9.66%
Including sales charges	–9.80%	4.63%	3.51%	9.32%

Class B (commenced May 1, 1996)
Excluding contingent deferred charges	–5.37%	5.02%	3.31%	6.22%
Including contingent deferred charges	–10.09%	4.69%	3.31%	6.22%

Class C (commenced August 15, 1997)
Excluding contingent deferred charges	–5.33%	5.03%	3.32%	3.69%
Including contingent deferred charges	–6.27%	5.03%	3.32%	3.69%

Institutional (commenced August 15, 1997)	–4.22%	6.24%	4.51%	4.86%

Service (commenced August 15, 1997)	–4.72%	5.70%	3.98%	4.35%

Class IR (commenced November 30, 2007)	N/A	N/A	N/A	–6.39%	*

Class R (commenced November 30, 2007)	N/A	N/A	N/A	–6.68%	*

*	Total Returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Concentrated Growth Fund (the ”Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -3.07%, -3.79%, -3.86%, -2.68% and -3.08%, respectively. These returns compare to the -6.75% average annual total return of the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -5.34% and -5.62%, respectively. Over the same period, the Index returned -10.15%.

The Fund outperformed its benchmark during the one-year reporting period. The U.S. equity markets were characterized by heightened volatility and rising commodity prices. Fears of a U.S. recession and lingering issues surrounding the subprime mortgage fallout weighed on various sectors of the market, particularly the Financials sector. Within the Fund, positive stock selection in the Energy and Information Technology sectors contributed positively to performance. In contrast, weakness in select Finance companies weighed on the Fund’s performance.

Money-transfer business Western Union Co. was the top contributor to performance during the reporting period. The company reported an increase in first-quarter profits, driven by strength in its international consumer-to-consumer business and strong demand for its electronic payment services in the U.S. Furthermore, the company raised its profit guidance for 2008 and expects to improve profit margins in 2009. We believe that Western Union could be poised for future growth as it has a dominant position in a growing industry.

As the price of oil hit new highs during the period, the Energy sector benefited. Our energy holdings, particularly Hess Corp., Suncor, Inc. and Weatherford International Ltd., delivered positive returns during the reporting period. Shares of Hess Corp. were boosted after reports indicated that the company may double its reserves on an offshore field in Brazil. We believe that Brazil represents a significant growth opportunity for Hess Corp. as the area shows signs of great discovery potential. Beyond Brazil, we believe that Hess Corp.’s growth prospects come predominantly from its exploration opportunities in the Gulf of Mexico, Ghana, Australia, Libya and North Dakota. In our view, Hess has the ability to add new, promising discoveries and meaningfully expand its reserves.

PORTFOLIO RESULTS

Research In Motion contributed positively to performance during the reporting period as the company continues to benefit from subscriber growth and expanding business opportunities in key markets. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, its consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in Research In Motion as its sales in the U.S. remain strong and international demand is solid. In our view, BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

Shares of Freddie Mac detracted from performance after the company announced higher future credit loss expectations than we had estimated. We were of the belief that Freddie Mac would not experience meaningfully higher credit losses because of its high quality, mostly prime, mortgage portfolio. We believed that Freddie Mac’s timely reporting of financials would benefit the company as the Office of Federal Housing Enterprise Oversight (OFHEO) would likely eventually lift the 30% surcharge on capital it had previously placed on the company (the regulatory capital Freddie Mac is required to maintain on its balance sheet). We expected this would put Freddie Mac in a position of having excess capital, which could enable it either to buy back stock or profitably grow its portfolio at more attractive spreads. Because of the increase in credit loss expectations and higher write-downs to its existing portfolio, we believed the reduction, and eventual elimination, of the capital surcharge was further down the road than we had previously anticipated. As a result, our evaluation of Freddie Mac’s growth prospects changed and we decided to eliminate the position and allocate the capital to companies in which we had higher conviction.

Amylin Pharmaceutical Inc.’s stock pulled back and detracted from the Fund’s performance due to negative headlines surrounding its diabetes drug, Byetta. Reports stated that four patients who were taking Byetta died from pancreatitis. Furthermore, the Food and Drug Administration (FDA) released a warning that Byetta may cause a dangerous form of pancreatitis. In our view, the stock’s sell-off was overdone. We believe the FDA has taken the approach of full disclosure of all adverse medication side effects, regardless of whether they are clearly attributable to the drug in question. We continue to have conviction in Amylin Pharmaceutical as we believe Byetta Long-Acting-Release (LAR) will be the best in class drug for the treatment of type II diabetes. In addition, Amylin is developing proprietary drugs for the treatment of obesity that appear to lack any unexpected side effects and achieve positive results.

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund.

PORTFOLIO RESULTS

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced the Fund’s performance, including the following:

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard contributed positively to performance as its shares were up due to better-than-expected earnings and the completion of its merger with the games division of Vivendi. We believe the merger will allow the combined company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision Blizzard is well positioned to grow as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

■	QUALCOMM, Inc. — Mobile handset chip maker QUALCOMM contributed to performance as the company finally settled its long standing patent dispute with Nokia. We believe this agreement is very positive for both companies and may provide substantial growth opportunities for QUALCOMM. Primarily, we expect the settlement will immediately reduce the company’s litigation expenses and solidify the royalty terms that QUALCOMM receives from Nokia, which we believe will have a substantial impact on this year’s earnings. In addition, we believe this agreement opens up the possibility for a chip supply deal between the two companies. We believe this would be an excellent growth opportunity for QUALCOMM as the company could become the primary chip supplier to Nokia, the world’s largest handset maker, whereas previously Nokia received all handset chips from other suppliers.

■	Genentech, Inc. — Shares of Genentech, maker of cancer drug Avastin, were boosted after the company’s majority shareholder, Roche Holdings, made an offer to acquire the company for $89 per share. Genentech responded by forming a special committee, consisting of three independent board members, to evaluate Roche’s proposal. While the takeover remains undecided, we continue to have conviction in Genentech as it has exclusive rights in several cancer products and a robust product portfolio, including Rituxan and Herceptin.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 16, 2008

FUND BASICS

Concentrated Growth Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-3.07%	-6.75%
Class B	-3.79	-6.75
Class C	-3.86	-6.75
Institutional	-2.68	-6.75
Service	-3.08	-6.75

November 30, 2007-August 31, 2008

Class IR	-5.34	-10.15
Class R	-5.62	-10.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-8.31%	5.61%	6.92%	9/3/02
Class B	-8.55	5.64	7.01	9/3/02
Class C	-4.72	5.99	7.12	9/3/02
Institutional	-2.66	7.23	8.38	9/3/02
Service	-2.99	6.76	7.92	9/3/02
Class IR	N/A	N/A	-5.76	11/30/07
Class R	N/A	N/A	-5.97	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.48%	1.54%
Class B	2.23	2.29
Class C	2.23	2.29
Institutional	1.08	1.14
Service	1.58	1.64
Class IR	1.23	1.29
Class R	1.73	1.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Suncor Energy, Inc.	5.0%	Oil, Gas & Consumable Fuels
Hess Corp.	4.9	Oil, Gas & Consumable Fuels
Electronic Arts, Inc.	4.2	Software
Western Union Co.	4.1	IT Services
American Tower Corp.	4.1	Wireless Telecommunication Services
The Charles Schwab Corp.	3.9	Capital Markets
QUALCOMM, Inc.	3.9	Communications Equipment
Thermo Fisher Scientific, Inc.	3.8	Life Sciences Tools & Services
Microsoft Corp.	3.5	Software
Activision Blizzard, Inc.	3.4	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 15.5% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Since Inception

Class A (commenced September 3, 2002)
Excluding sales charges	–3.07%	6.15%	7.80%
Including sales charges	–8.37%	4.96%	6.79%

Class B (commenced September 3, 2002)
Excluding contingent deferred charges	–3.79%	5.35%	7.00%
Including contingent deferred charges	–8.59%	4.97%	6.86%

Class C (commenced September 3, 2002)
Excluding contingent deferred charges	–3.86%	5.33%	6.96%
Including contingent deferred charges	–4.82%	5.33%	6.96%

Institutional (commenced September 3, 2002)	–2.68%	6.58%	8.22%

Service (commenced September 3, 2002)	–3.08%	6.11%	7.77%

Class IR (commenced November 30, 2007)	N/A	N/A	–5.34%	*

Class R (commenced November 30, 2007)	N/A	N/A	–5.62%	*

*	Total Returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Growth Opportunities Fund (the ”Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -1.25%, -1.99%, -2.00%, -0.87% and -1.35%, respectively. These returns compare to the -7.55% average annual total return of the Fund’s benchmark, the Russell Midcap Growth Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -2.01% and -2.32%, respectively. Over the same period, the Index returned -9.28%.

The Fund outperformed its benchmark over the reporting period. The U.S. equity markets were characterized by heightened volatility and rising commodity prices. Fears of a U.S. recession and lingering issues surrounding the subprime mortgage fallout weighed on various sectors of the market, particularly the Financials sector. Within the Fund, stock selection within the Information Technology, Energy and Producer Goods & Services sectors contributed positively to performance, while certain Finance companies detracted from performance.

As the price of oil hit new highs during the period, the Energy sector benefited. Our Energy holdings, particularly Continental Resources Ltd., Whiting Petroleum Corp. and Weatherford International Ltd. delivered positive returns during the one-year reporting period. Continental Resources announced completion of its first well in the North Dakota Bakken Shale area. The release of this news drove its shares to a new multi-year high as production from the well was better than had been expected. Weatherford’s stock also rose and was driven by production growth and higher pricing.

Money-transfer business Western Union Co. was also a top contributor to relative performance during the reporting period. The company reported an increase in first-quarter profits, driven by strength in its international consumer-to-consumer business and strong demand for its electronic payment services in the U.S. Furthermore, the company raised its profit guidance for 2008 and expects to improve profit margins in 2009. We believe that Western Union could be poised for future growth as it has a dominant position in a growing industry.

PORTFOLIO RESULTS

FormFactor, Inc. detracted from performance after the company reported worse-than-expected fourth quarter earnings. The company has seen strong demand for its new products as the semiconductor industry is transitioning to a new architecture. Unfortunately, FormFactor struggled to increase production to sufficiently meet customer demand. In our view, FormFactor is well positioned as the computer industry is in need of new architectures, which the company can provide.

Amylin Pharmaceutical Inc.’s stock pulled back and detracted from the Fund’s performance due to negative headlines surrounding its diabetes drug, Byetta. Reports stated that four patients who were taking Byetta died from pancreatitis. Furthermore, the Food and Drug Administration (FDA) released a warning that Byetta may cause a dangerous form of pancreatitis. In our view, the stock’s sell-off was overdone. We believe the FDA has taken the approach of full disclosure of all adverse medication side effects, regardless of whether they are clearly attributable to the drug in question. We continue to have conviction in Amylin Pharmaceutical as we believe Byetta Long-Acting-Release (LAR) will be the best in class drug for the treatment of type II diabetes. In addition, Amylin is developing proprietary drugs for the treatment of obesity that appear to lack any unexpected side effects and achieve positive results.

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced the Fund’s performance, including the following:

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard contributed positively to performance as its shares were up due to better-than-expected earnings and the completion of its merger with the games division of Vivendi. We believe the merger will allow the combined company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision Blizzard is well positioned to grow as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

■	Hess Corp. — Hess Corp. contributed to performance during the reporting period. Hess Corp. is an integrated energy company with an extraordinarily rich oil reserves portfolio. Its shares were boosted after reports indicated that the company may double its reserves on an offshore field in Brazil. We believe that Brazil represents a significant growth

PORTFOLIO RESULTS

opportunity for Hess Corp. as the area shows signs of great discovery potential. In our view, Hess has the ability to add new, promising discoveries and meaningfully expand its reserves.

■	Netflix.com, Inc. — Netflix.com, Inc. reported a strong fiscal second quarter and gained 168,000 new customers in July 2008. Management remains encouraged by Netflix’s growth initiatives and reaffirmed guidance for 2008. The company also introduced a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. The marketability and popularity of this service is increasing as Roku, a developer of products and software for digital media delivery, developed a $100 device that enables consumers to watch these movies on TV.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 16, 2008

FUND BASICS

Growth Opportunities Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2007-August 31, 2008	(based on NAV)[1]	Growth Index[2]

Class A	-1.25%	-7.55%
Class B	-1.99	-7.55
Class C	-2.00	-7.55
Institutional	-0.87	-7.55
Service	-1.35	-7.55

November 30, 2007–August 31, 2008

Class IR	-2.01	-9.28
Class R	-2.32	-9.28

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-6.08%	10.06%	11.63%	5/24/99
Class B	-6.34	10.13	11.57	5/24/99
Class C	-2.42	10.49	11.49	5/24/99
Institutional	-0.30	11.75	12.76	5/24/99
Service	-0.83	11.20	12.20	5/24/99
Class IR	N/A	N/A	-2.28	11/30/07
Class R	N/A	N/A	-2.55	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.48%	1.48%
Class B	2.23	2.23
Class C	2.23	2.23
Institutional	1.08	1.08
Service	1.58	1.58
Class IR	1.23	1.23
Class R	1.73	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Hess Corp.	2.6%	Oil, Gas & Consumable Fuels
Charles River Laboratories International, Inc.	2.4	Life Sciences Tools & Services
Equinix, Inc.	2.3	Internet Software & Services
Weatherford International Ltd.	2.3	Energy Equipment & Services
Alliant Techsystems, Inc.	2.3	Aerospace & Defense
Coach, Inc.	2.2	Textiles, Apparel & Luxury Goods
Raymond James Financial, Inc.	2.2	Capital Markets
Iron Mountain, Inc.	2.2	Commercial Services & Supplies
Amphenol Corp.	2.2	Electronic Equipment, Instruments & Components
Tessera Technologies, Inc.	2.1	Semiconductors & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 29.5% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Since Inception

Class A (commenced May 24, 1999)
Excluding sales charges	–1.25%	9.64%	12.11%
Including sales charges	–6.67%	8.41%	11.43%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	–1.99%	8.82%	11.36%
Including contingent deferred charges	–6.88%	8.45%	11.36%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	–2.00%	8.82%	11.28%
Including contingent deferred charges	–2.98%	8.82%	11.28%

Institutional (commenced May 24, 1999)	–0.87%	10.07%	12.55%

Service (commenced May 24, 1999)	–1.35%	9.53%	11.99%

Class IR (commenced November 30, 2007)	N/A	N/A	–2.01%	*

Class R (commenced November 30, 2007)	N/A	N/A	–2.32%	*

*	Total Returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Small/Mid Cap Growth Fund (the ”Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -2.65%, -3.42%, -3.34%, -2.25% and -2.75%, respectively. These returns compare to the -5.42% average annual total return of the Fund’s benchmark, the Russell 2500 Growth Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -4.69% and -5.08%, respectively. Over the same period, the Index returned -6.73%.

The Fund outperformed its benchmark over the reporting period. The U.S. equity markets were characterized by heightened volatility and rising commodity prices. Fears of a U.S. recession and lingering issues surrounding the subprime mortgage fallout weighed on various sectors of the market, particularly the Financials sector. Within the Fund, stock selection within the Energy, Information Technology and Producer Goods & Services sectors were positive contributors to performance, while specific Healthcare and Finance companies detracted from performance.

As the price of oil hit new highs during the period, the Energy sector benefited. Our Energy holdings, particularly Rex Energy, Continental Resources, Inc. and Whiting Petroleum Ltd. delivered positive returns during the one-year reporting period. Rex Energy contributed to performance as production tests revealed the presence of a second well in the Marcellus shale in western Pennsylvania. The company increased its acreage in the area and plans to continue its expansion in the region as improved technology has made development more cost efficient. Continental Resources announced completion of its first well in the North Dakota Bakken Shale area. The release of this news drove the stock to a new multi-year high as production from the well was better than had been expected.

Netflix.com, Inc. reported a strong fiscal second quarter and gained 168,000 new customers in July 2008. Management remains encouraged by Netflix’s growth initiatives and reaffirmed guidance for 2008. The company also introduced a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. The marketability and popularity of this service is increasing as Roku, Inc., a developer of products and software for digital media delivery, developed a $100 device that enables consumers to watch these movies on TV.

PORTFOLIO RESULTS

FormFactor, Inc. detracted from performance after the company reported worse-than-expected fourth quarter earnings. The company has seen strong demand for its new products as the semiconductor industry is transitioning to a new architecture. Unfortunately, FormFactor struggled to increase production to sufficiently meet customer demand. In our view, FormFactor is well positioned as the computer industry is in need of new architectures, which the company can provide.

Amylin Pharmaceutical Inc.’s stock pulled back and detracted from the Fund’s performance due to negative headlines surrounding its diabetes drug, Byetta. Reports stated that four patients who were taking Byetta died from pancreatitis. Furthermore, the Food and Drug Administration (FDA) released a warning that Byetta may cause a dangerous form of pancreatitis. In our view, the stock’s sell-off was overdone. We believe the FDA has taken the approach of full disclosure of all adverse medication side effects, regardless of whether they are clearly attributable to the drug in question. We continue to have conviction in Amylin Pharmaceutical as we believe Byetta Long-Acting-Release (LAR) will be the best in class drug for the treatment of type II diabetes. In addition, Amylin is developing proprietary drugs for the treatment of obesity that appear to lack any unexpected side effects and achieve positive results.

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced the Fund’s performance, including the following:

■	FLIR Systems, Inc. — FLIR Systems contributed to relative performance during the reporting period. The company develops thermal imaging and temperature cameras for night vision and to detect gas and fluid leaks. All divisions of FLIR benefit from under-penetrated markets and new product offerings. The company has leading market share in its industry and continues to evolve its strong franchise of technology, ultimately targeting a large addressable market.

PORTFOLIO RESULTS

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard was a top contributor to relative performance after the company reported a better-than-expected fiscal fourth quarter. Activision’s results were driven by strong sales of the games Call of Duty 4 and Guitar Hero 3. We have since sold out of Activision. At the time of the sale, the video game publisher was in the process of merging with Vivendi’s gaming division, Blizzard. The combined company, Activision Blizzard, would be the largest video game publisher in the world with a strong portfolio of gaming franchises including the aforementioned Guitar Hero and Call of Duty as well as Tony Hawk, and the subscription-based game World of Warcraft. In our view, the merger would allow the company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. While we continue to have conviction in the company, the position was sold as we intend to keep this a pure small/mid cap growth fund. Activision became a $20 billion company upon completion of the merger in July 2008.

■	Charles River Laboratories International, Inc. — Medical research company Charles River Laboratories, Inc. was a top contributor in the portfolio. The company provides the company with exposure to pharmaceutical research and development opportunities as its products are a necessary component to developing new drugs. We believe the company is well positioned to benefit from the secular trend toward the outsourcing of non-core development activities. Charles River is a dominant player with leading market share in both pre-clinical contract research and animal models. In addition, we believe the company’s management has made opportunistic acquisitions that have helped grow the company.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 16, 2008

FUND BASICS

Small/Mid Cap Growth Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2007-August 31, 2008	(based on NAV)[1]	Growth Index[2]

Class A	-2.65%	-5.42%
Class B	-3.42	-5.42
Class C	-3.34	-5.42
Institutional	-2.25	-5.42
Service	-2.75	-5.42

November 30, 2007-August 31, 2008

Class IR	-4.69	-6.73
Class R	-5.08	-6.73

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	-7.81%	8.03%	6/30/05
Class B	-8.02	8.23	6/30/05
Class C	-4.16	9.14	6/30/05
Institutional	-2.05	10.42	6/30/05
Service	-2.61	9.82	6/30/05
Class IR	N/A	-4.07	11/30/07
Class R	N/A	-4.38	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.64%
Class B	2.25	2.39
Class C	2.25	2.39
Institutional	1.10	1.24
Service	1.60	1.74
Class IR	1.25	1.39
Class R	1.75	1.89

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Whiting Petroleum Corp.	2.8%	Oil, Gas & Consumable Fuels
Charles River Laboratories International, Inc.	2.6	Life Sciences Tools & Services
Rex Energy Corp.	2.3	Oil, Gas & Consumable Fuels
Iron Mountain, Inc.	2.2	Commercial Services & Supplies
Netflix, Inc.	2.2	Internet & Catalog Retail
Laboratory Corp. of America Holdings	2.1	Health Care Providers & Services
Tessera Technologies, Inc.	2.0	Semiconductors & Semiconductor Equipment
Amphenol Corp.	1.9	Electronic Equipment, Instruments & Components
Alliant Techsystems, Inc.	1.9	Aerospace & Defense
Continental Resources, Inc.	1.8	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 23.0% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Since Inception

Class A (commenced June 30, 2005)
Excluding sales charges	–2.65%	9.29%
Including sales charges	–7.96%	7.37%

Class B (commenced June 30, 2005)
Excluding contingent deferred charges	–3.42%	8.35%
Including contingent deferred charges	–8.23%	7.48%

Class C (commenced June 30, 2005)
Excluding contingent deferred charges	–3.34%	8.35%
Including contingent deferred charges	–4.31%	8.35%

Institutional (commenced June 30, 2005)	–2.25%	9.61%

Service (commenced June 30, 2005)	–2.75%	9.05%

Class IR (commenced November 30, 2007)	N/A	–4.69%	*

Class R (commenced November 30, 2007)	N/A	–5.08%	*

*	Total Returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Strategic Growth Fund (the ”Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -1.43%, -2.12%, -2.12%, -1.02% and -1.14%, respectively. These returns compare to the -6.75% average annual total return of the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”) (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the one-year reporting period. The U.S. equity markets were characterized by heightened volatility and rising commodity prices. Fears of a U.S. recession and lingering issues surrounding the subprime mortgage fallout weighed on various sectors of the market, particularly the Financials sector. Within the Fund, positive stock selection in the Energy and Information Technology sectors contributed positively to performance. In contrast, weakness in select Finance companies weighed on the Fund’s performance.

Money-transfer business Western Union Co. was the top contributor to relative performance during the reporting period. The company reported an increase in first-quarter profits, driven by strength in its international consumer-to-consumer business and strong demand for its electronic payment services in the U.S. Furthermore, the company raised its profit guidance for 2008 and expects to improve profit margins in 2009. We believe that Western Union could be poised for future growth as it has a dominant position in a growing industry.

As the price of oil hit new highs during the period, the Energy sector benefited. Our energy holdings, particularly Hess Corp., Suncor, Inc. and Weatherford International Ltd. delivered positive returns during the reporting period. Shares of Hess Corp. were boosted after reports indicated that the company may double its reserves on an offshore field in Brazil. We believe that Brazil represents a significant growth opportunity for Hess Corp. as the area shows signs of great discovery potential. Beyond Brazil, we believe that Hess Corp.’s growth prospects come predominantly from its exploration opportunities in the Gulf of Mexico, Ghana, Australia, Libya and North Dakota. In our view, Hess Corp. has the ability to add new, promising discoveries and meaningfully expand its reserves.

PORTFOLIO RESULTS

Research In Motion contributed positively to relative performance during the reporting period as the company continues to benefit from subscriber growth and expanding business opportunities in key markets. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, its consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in Research In Motion as its sales in the U.S. remain strong and international demand is solid. In our view, BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

Shares of Freddie Mac detracted from performance after the company announced higher future credit loss expectations than we had estimated. We were of the belief that Freddie Mac would not experience meaningfully higher credit losses because of its high quality, mostly prime, mortgage portfolio. We believed that Freddie Mac’s timely reporting of financials would benefit the company as the Office of Federal Housing Enterprise Oversight (OFHEO) would likely eventually lift the 30% surcharge on capital it had previously placed on the company (the regulatory capital Freddie Mac is required to maintain on its balance sheet). This would put Freddie Mac in a position of having excess capital, which would enable it either to buy back stock or profitably grow its portfolio at more attractive spreads. Because of the increase in credit loss expectations and higher write-downs to its existing portfolio, we believed the reduction, and eventual elimination, of the capital surcharge was further down the road than we had previously anticipated. As a result, our evaluation of Freddie Mac’s growth prospects changed and we decided to eliminate the position and allocate the capital to companies in which we had higher conviction.

Amylin Pharmaceutical Inc.’s stock pulled back and detracted from the Fund’s performance due to negative headlines surrounding its diabetes drug, Byetta. Reports stated that four patients who were taking Byetta died from pancreatitis. Furthermore, the Food and Drug Administration (FDA) released a warning that Byetta may cause a dangerous form of pancreatitis. In our view, the stock’s sell-off was overdone. We believe the FDA has taken the approach of full disclosure of all adverse medication side effects, regardless of whether they are clearly attributable to the drug in question. We continue to have conviction in Amylin Pharmaceutical as we believe Byetta Long-Acting-Release (LAR) will be the best in class drug for the treatment of type II diabetes. In addition, Amylin is developing proprietary drugs for the treatment of obesity that appear to lack any unexpected side effects and achieve positive results.

Portfolio Composition

The Fund invests in large cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

PORTFOLIO RESULTS

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced the Fund’s relative performance, including the following:

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard contributed positively to performance as its shares were up due to better-than-expected earnings and the completion of its merger with the games division of Vivendi. We believe the merger will allow the combined company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision Blizzard is well positioned to grow as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

■	QUALCOMM, Inc. — Mobile handset chip maker QUALCOMM contributed to performance as the company finally settled its long standing patent dispute with Nokia. We believe this agreement is very positive for both companies and may provide substantial growth opportunities for QUALCOMM. Primarily, we expect the settlement will immediately reduce the company’s litigation expenses and solidify the royalty terms that QUALCOMM receives from Nokia, which we believe will have a substantial impact on this year’s earnings. In addition, we believe this agreement opens up the possibility for a chip supply deal between the two companies. We believe this would be an excellent growth opportunity for QUALCOMM as the company could become the primary chip supplier to Nokia, the world’s largest handset maker, whereas previously Nokia received all handset chips from other suppliers.

■	Genentech, Inc. — Shares of Genentech, maker of cancer drug Avastin, were boosted after the company’s majority shareholder, Roche Holdings, made an offer to acquire the company for $89 per share. Genentech responded by forming a special committee, consisting of three independent board members, to evaluate Roche’s proposal. While the takeover remains undecided, we continue to have conviction in Genentech as it has exclusive rights in several cancer products and a robust product portfolio, including Rituxan and Herceptin.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 16, 2008

FUND BASICS

Strategic Growth Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2007–August 31, 2008	(based on NAV)[1]	Growth Index[2]

Class A	-1.43%	-6.75%
Class B	-2.12	-6.75
Class C	-2.12	-6.75
Institutional	-1.02	-6.75
Service	-1.14	-6.75

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-8.07%	5.25%	-0.36%	5/24/99
Class B	-8.33	5.36	-0.49	5/24/99
Class C	-4.48	5.65	-0.48	5/24/99
Institutional	-2.40	6.90	0.66	5/24/99
Service	-2.55	6.50	0.31	5/24/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.51%
Class B	2.19	2.26
Class C	2.19	2.26
Institutional	1.04	1.11
Service	1.54	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Suncor Energy, Inc.	3.7%	Oil, Gas & Consumable Fuels
Hess Corp.	3.6	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.4	Software
Weatherford International Ltd.	3.2	Energy Equipment & Services
Schlumberger Ltd.	3.1	Energy Equipment & Services
Western Union Co.	3.0	IT Services
Target Corp.	2.9	Multiline Retail
QUALCOMM, Inc.	2.9	Communications Equipment
Google, Inc.	2.8	Internet Software & Services
Lowe’s Cos., Inc.	2.8	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 15.7% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Strategic Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Since Inception

Class A (commenced May 24, 1999)
Excluding sales charges	–1.43%	5.82%	0.37%
Including sales charges	–6.83%	4.64%	–0.24%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	–2.12%	5.03%	–0.38%
Including contingent deferred charges	–7.00%	4.69%	–0.38%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	–2.12%	5.04%	–0.35%
Including contingent deferred charges	–3.10%	5.04%	–0.35%

Institutional (commenced May 24, 1999)	–1.02%	6.24%	0.77%

Service (commenced May 24, 1999)	–1.14%	5.86%	0.43%

PORTFOLIO RESULTS

Goldman Sachs Tollkeeper Fund

Dear Shareholder:

The Goldman Sachs Tollkeeper Fund (the ”Fund”) has changed its fiscal year end from December 31 to August 31. As a result, this annual report provides an overview on the performance of the Fund during the eight-month reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

During the period from January 1, 2008 through August, 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -11.63%, -12.01%, -12.03%, -11.34% and -11.62%, respectively. These returns compare to the -10.74% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

The Fund underperformed its benchmark, the NASDAQ Composite, during the reporting period. A number of specific holdings detracted from performance, offsetting overall strong stock selection within the Technology sector.

Google, Inc. detracted from performance during the period after the company reported slower than expected growth. The company also reported a decline in “paid-clicks” growth in the second quarter as compared to the first quarter and the smallest year-over-year growth in the company’s history. Google has largely attributed the decline in “paid-clicks” to initiatives taken by the company that are intended to reduce fraudulent clicks. In our view, these actions raise the value and integrity of Google’s services by increasing the probability that clicks are enacted by serious buyers. We believe that these types of initiatives maintain Google’s dominant market position as an industry innovator and should allow the company to continue to increase revenue by finding new ways to sell ads and improve the quality of their services.

Amid the confusion over a possible deal with Yahoo, shares of Microsoft Corp. fell during the reporting period. We believe that a deal may make strategic sense for Microsoft as the acquisition would help it increase its competitiveness in Internet search and advertising. Internet search is a rapidly growing area and provides the largest return on investment of any other advertising medium. However, we believe Microsoft has significant opportunities for growth in its other business segments including Windows Vista, Microsoft Office and Xbox, and do not believe the company requires a deal in order to produce substantial revenue growth. In our view, one attractive area of growth is the Xbox product, which is still early in its product life cycle and, we believe, should provide significant margin expansion in Microsoft’s gaming console business going forward.

Consumer Discretionary holding Harman detracted from performance as the company lowered its 2008 outlook due to weak sales in the portable navigation device market during the first quarter and has experienced significant margin pressure. The entire industry has been negatively impacted by pricing pressure on in-car Global Positioning System (GPS)

PORTFOLIO RESULTS

devices. Harman is also increasing its spending on research and development as it prepares to launch new in-car “infotainment platforms” in 2008. We do not believe that these challenges will be resolved in the near term. We therefore decided to reallocate the assets into other holdings in which we have higher conviction.

FormFactor, Inc. detracted from performance after the company reported worse-than-expected fourth quarter earnings. The company has seen strong demand for its new products as the semiconductor industry is transitioning to a new architecture. Unfortunately, FormFactor struggled to increase production to sufficiently meet customer demand. In our view, FormFactor is well positioned as the computer industry is in need of new architectures, which the company can provide.

Money-transfer business Western Union Co. was also a top contributor to performance during the reporting period. The company reported an increase in first-quarter profits, driven by strength in its international consumer-to-consumer business and strong demand for its electronic payment services in the U.S. Furthermore, the company raised its profit guidance for 2008 and expects to improve profit margins in 2009. We believe that Western Union could be poised for future growth as it has a dominant position in a growing industry.

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in equity investments in “Tollkeeper” companies. In general, we define a Tollkeeper company as a high-quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. We believe Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. We believe that the characteristics of many Tollkeeper companies, including dominant market share, strong brand name and recurring revenue or the ability to generate free cash flow, should enable them to consistently grow their business.

Portfolio Highlights

While the Fund underperformed its benchmark, there were a number of holdings that enhanced its performance during the reporting period, including the following:

■	QUALCOMM, Inc. — Mobile handset chip maker QUALCOMM contributed to performance as the company finally settled its long standing patent dispute with Nokia. We believe this agreement is very positive for both companies and may provide substantial growth opportunities for QUALCOMM. Primarily, we expect the settlement will immediately reduce the company’s litigation expenses and solidify the royalty terms that QUALCOMM receives from Nokia, which we believe will have a substantial impact on this year’s earnings. In addition, we believe this agreement opens up the possibility for a chip supply deal between the two companies. We believe this would be an excellent growth opportunity for QUALCOMM as the company could become the primary chip supplier to Nokia, the world’s largest handset maker, whereas previously Nokia received all handset chips from other suppliers.

PORTFOLIO RESULTS

■	Activision Blizzard, Inc. — Video game publisher Activision Blizzard contributed positively to relative performance as its shares were up due to better-than-expected earnings and the completion of its merger with the games division of Vivendi. We believe the merger will allow the combined company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision Blizzard is well positioned to grow as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

■	Netflix.com, Inc. — Netflix.com, Inc. reported a strong fiscal second quarter and gained 168,000 new customers in July 2008. Management remains encouraged by Netflix’s growth initiatives and reaffirmed guidance for 2008. The company also introduced a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. The marketability and popularity of this service is increasing as Roku, Inc., a developer of products and software for digital media delivery, developed a $100 device that enables consumers to watch these movies on TV.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

New York, September 16, 2008

FUND BASICS

Tollkeeper Fund
as of August 31, 2008

PERFORMANCE REVIEW

January 1, 2008-August 31, 2008	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]

Class A	-11.63%	-10.74%
Class B	-12.01	-10.74
Class C	-12.03	-10.74
Institutional	-11.34	-10.74
Service	-11.62	-10.74

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-4.90%	9.76%	-0.61%	10/1/99
Class B	-5.19	9.86	-0.73	10/1/99
Class C	-1.10	10.17	-0.73	10/1/99
Institutional	0.98	11.43	0.43	10/1/99
Service	0.61	10.94	-0.04	10/1/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.58%
Class B	2.25	2.33
Class C	2.25	2.33
Institutional	1.10	1.18
Service	1.60	1.68

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Electronic Arts, Inc.	6.5%	Software & Services
Microsoft Corp.	5.6	Software & Services
Netflix, Inc.	4.9	Retailing
Activision Blizzard, Inc.	4.7	Software & Services
American Tower Corp. Class A	4.7	Telecommunication Services
Iron Mountain, Inc.	4.4	Commercial Services & Supplies
Apple, Inc.	4.1	Technology Hardware & Equipment
QUALCOMM, Inc.	3.9	Technology Hardware & Equipment
Tessera Technologies, Inc.	3.8	Semiconductors & Semiconductor Equipment
Cisco Systems, Inc.	3.8	Technology Hardware & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 15.0% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS TOLLKEEPER FUNDSM

Performance Summary
August 31, 2008

The following graph shows the value as of August 31, 2008, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the NASDAQ Composite Index) is shown. All performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Tollkeeper Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 1, 1999 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Since Inception

Class A (commenced October 1, 1999)
Excluding sales charges	1.29%	9.68%	0.37%
Including sales charges	–4.22%	8.46%	–0.26%

Class B (commenced October 1, 1999)
Excluding contingent deferred charges	0.53%	8.88%	–0.38%
Including contingent deferred charges	–4.46%	8.59%	–0.38%

Class C (commenced October 1, 1999)
Excluding contingent deferred charges	0.53%	8.85%	–0.39%
Including contingent deferred charges	–0.47%	8.85%	–0.39%

Institutional (commenced October 1, 1999)	1.73%	10.15%	0.78%

Service (commenced October 1, 1999)	1.20%	9.62%	0.30%

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 85.6%

Aerospace & Defense – 1.8%
418	Alliant Techsystems, Inc.*	$43,986
93	Precision Castparts Corp.	9,603
476	United Technologies Corp.	31,221

		84,810

Auto Components – 0.7%
2,159	Gentex Corp.	34,393

Beverages – 1.7%
828	Hansen Natural Corp.*	22,753
818	PepsiCo., Inc.	56,017

		78,770

Biotechnology – 2.4%
1,366	Amylin Pharmaceuticals, Inc.*	30,025
426	Genentech, Inc.*	42,068
699	Gilead Sciences, Inc.*	36,823
261	Progenics Pharmaceuticals, Inc.*	3,586

		112,502

Capital Markets – 1.4%
2,695	The Charles Schwab Corp.	64,653

Commercial Services & Supplies – 0.9%
1,536	Iron Mountain, Inc.*	44,406

Communications Equipment – 4.3%
3,524	Cisco Systems, Inc.*	84,752
1,471	QUALCOMM, Inc.	77,448
309	Research In Motion Ltd.*	37,575

		199,775

Computers & Peripherals – 3.0%
462	Apple, Inc.*	78,323
1,541	Dell, Inc.*	33,486
1,021	NetApp, Inc.*	26,015

		137,824

Diversified Financial Services – 1.5%
211	CME Group, Inc.	70,765

Electrical Equipment – 1.6%
78	First Solar, Inc.*	21,579
428	Rockwell Automation, Inc.	20,206
540	Roper Industries, Inc.	31,903

		73,688

Electronic Equipment, Instruments & Components – 2.1%
889	Amphenol Corp.	42,245
421	Dolby Laboratories, Inc.*	17,135
1,128	FLIR Systems, Inc.*	40,270

		99,650

Energy Equipment & Services – 3.7%
882	Schlumberger Ltd.	83,102
1,278	Tesco Corp.*	43,414
1,169	Weatherford International Ltd.*	45,100

		171,616

Health Care Equipment & Supplies – 3.6%
611	Baxter International, Inc.	41,401
309	C.R. Bard, Inc.	28,876
361	NuVasive, Inc.*	17,205
665	St. Jude Medical, Inc.*	30,477
389	Stryker Corp.	26,137
319	Zimmer Holdings, Inc.*	23,093

		167,189

Health Care Providers & Services – 1.4%
372	Henry Schein, Inc.*	21,755
577	Laboratory Corp. of America Holdings*	42,207

		63,962

Health Care Technology – 0.3%
743	MedAssets, Inc.*	13,210

Hotels, Restaurants & Leisure – 1.9%
463	Life Time Fitness, Inc.*	16,367
1,125	Marriott International, Inc. Class A	31,736
1,608	Pinnacle Entertainment, Inc.*	17,833
631	Starwood Hotels & Resorts Worldwide, Inc.	22,874

		88,810

Household Durables – 1.9%
774	Fortune Brands, Inc.	45,526
166	Harman International Industries, Inc.	5,649
2,017	Newell Rubbermaid, Inc.	36,508

		87,683

Household Products – 0.3%
184	Energizer Holdings, Inc.*	15,629

Insurance – 0.2%
663	eHealth, Inc.*	9,839

Internet & Catalog Retail – 1.6%
275	Amazon.com, Inc.*	22,223
1,708	Netflix, Inc.*(a)	52,674

		74,897

Internet Software & Services – 3.2%
913	Bankrate, Inc.*	29,453
225	Equinix, Inc.*	18,112
185	Google, Inc.*	85,709
1,162	Switch and Data Facilities Co.*	16,826

		150,100

IT Services – 5.1%
1,224	Cognizant Technology Solutions Corp.*	35,888
695	Fiserv, Inc.*	36,043
1,423	Genpact Ltd.*	20,135
893	Global Payments, Inc.	43,052
786	NeuStar, Inc.*	18,872
285	Visa, Inc.	21,631
2,252	Western Union Co.	62,200

		237,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services – 2.3%
623	Charles River Laboratories International, Inc.*	$40,875
1,086	Thermo Fisher Scientific, Inc.*	65,768

		106,643

Machinery – 2.3%
352	Danaher Corp.	28,713
2,452	Energy Recovery, Inc.*	22,092
714	IDEX Corp.	26,468
818	Kennametal, Inc.	28,818

		106,091

Media – 2.2%
722	Comcast Corp.	15,292
2,276	Entravision Communications Corp.*	7,283
432	Lamar Advertising Co.*	16,049
793	National CineMedia, Inc.	8,874
771	The McGraw-Hill Cos., Inc.	33,030
736	Viacom, Inc. Class B*	21,697

		102,225

Multiline Retail – 1.5%
1,288	Target Corp.	68,290

Oil, Gas & Consumable Fuels – 10.3%
979	Chesapeake Energy Corp.	47,384
1,142	Continental Resources, Inc.*	57,294
881	Hess Corp.	92,250
1,617	Petrohawk Energy Corp.*	55,964
3,535	Rex Energy Corp.*	70,947
1,250	Suncor Energy, Inc.	71,050
913	Whiting Petroleum Corp.*	87,867

		482,756

Personal Products – 0.7%
480	Chattem, Inc.*	33,658

Pharmaceuticals – 3.7%
595	Johnson & Johnson	41,906
1,358	Merck & Co., Inc.	48,440
1,568	Schering-Plough Corp.	30,419
1,116	Teva Pharmaceutical Industries Ltd. ADR	52,831

		173,596

Real Estate Management & Development – 1.3%
4,456	CB Richard Ellis Group, Inc.*	58,240

Road & Rail – 0.4%
178	Burlington Northern Santa Fe Corp.	19,117

Semiconductors & Semiconductor Equipment – 3.6%
1,127	FormFactor, Inc.*	21,627
2,343	Intel Corp.	53,584
1,289	Linear Technology Corp.	42,073
2,276	Tessera Technologies, Inc.*	52,963

		170,247

Software – 6.0%
1,879	Activision Blizzard, Inc.*	61,669
1,234	Citrix Systems, Inc.*	37,353
1,079	Electronic Arts, Inc.*	52,666
4,699	Microsoft Corp.	128,236

		279,924

Specialty Retail – 2.8%
330	Advance Auto Parts, Inc.	14,203
1,169	Dick’s Sporting Goods, Inc.*	26,759
2,824	Lowe’s Cos., Inc.	69,583
663	PetSmart, Inc.	17,881

		128,426

Textiles, Apparel & Luxury Goods – 0.9%
1,502	Coach, Inc.*	43,543

Trading Companies & Distributors – 0.5%
239	W.W. Grainger, Inc.	21,517

Wireless Telecommunication Services – 2.5%
1,761	American Tower Corp.*	72,782
570	Crown Castle International Corp.*	21,318
1,362	MetroPCS Communications, Inc.*	22,977

		117,077

TOTAL COMMON STOCKS
(Cost $3,883,831)		$3,993,342

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 0.4%

Boston Global Investment Trust – Enhanced Portfolio
19,050	2.393%	$19,050
(Cost $19,050)

TOTAL INVESTMENTS – 86.0%
(Cost $3,902,881)		$4,012,392

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.0%		655,275

NET ASSETS – 100.0%		$4,667,667

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 96.3%

Aerospace & Defense – 1.0%
57,436	Precision Castparts Corp.	$5,930,841
233,881	United Technologies Corp.(a)	15,340,255

		21,271,096

Auto Components – 1.0%
1,332,340	Gentex Corp.(a)	21,224,176

Beverages – 2.5%
535,857	PepsiCo., Inc.(a)	36,695,487
307,000	The Coca-Cola Co.(a)	15,985,490

		52,680,977

Biotechnology – 4.0%
1,007,540	Amylin Pharmaceuticals, Inc.*(a)	22,145,729
217,298	Genentech, Inc.*	21,458,177
737,176	Gilead Sciences, Inc.*(a)	38,834,432

		82,438,338

Capital Markets – 2.2%
1,895,706	The Charles Schwab Corp.(a)	45,477,987

Commercial Services & Supplies – 1.3%
964,343	Iron Mountain, Inc.*(a)	27,879,156

Communications Equipment – 7.4%
2,686,813	Cisco Systems, Inc.*	64,617,853
980,959	QUALCOMM, Inc.	51,647,491
304,074	Research In Motion Ltd.*(a)	36,975,398

		153,240,742

Computers & Peripherals – 4.0%
300,691	Apple, Inc.*(a)	50,976,145
1,448,240	Dell, Inc.*	31,470,255

		82,446,400

Diversified Financial Services – 0.3%
19,988	CME Group, Inc.	6,703,576

Electrical Equipment – 0.6%
277,177	Rockwell Automation, Inc.	13,085,526

Electronic Equipment, Instruments & Components – 0.9%
400,700	Amphenol Corp.	19,041,264

Energy Equipment & Services – 5.4%
239,800	Halliburton Co.	10,536,812
623,588	Schlumberger Ltd.(a)	58,754,462
1,132,316	Weatherford International Ltd.*(a)	43,684,751

		112,976,025

Health Care Equipment & Supplies – 3.8%
423,417	Baxter International, Inc.	28,690,736
384,142	St. Jude Medical, Inc.*	17,605,228
221,098	Stryker Corp.(a)	14,855,575
233,452	Zimmer Holdings, Inc.*(a)	16,899,590

		78,051,129

Health Care Providers & Services – 1.0%
296,400	Laboratory Corp. of America Holdings*(a)	21,681,660

Hotels, Restaurants & Leisure – 1.4%
587,600	Marriott International, Inc.(a)	16,576,196
320,800	Starwood Hotels & Resorts Worldwide, Inc.(a)	11,629,000

		28,205,196

Household Durables – 2.9%
534,654	Fortune Brands, Inc.	31,448,348
1,538,913	Newell Rubbermaid, Inc.	27,854,326

		59,302,674

Internet & Catalog Retail – 0.6%
160,500	Amazon.com, Inc.*(a)	12,970,005

Internet Software & Services – 3.3%
151,600	Equinix, Inc.*(a)	12,203,800
120,700	Google, Inc.*(a)	55,919,103

		68,122,903

IT Services – 6.8%
824,780	Cognizant Technology Solutions Corp.*(a)	24,182,549
499,023	Fiserv, Inc.*(a)	25,879,333
647,238	Global Payments, Inc.	31,203,344
212,970	Visa, Inc.(a)	16,164,423
1,566,766	Western Union Co.	43,274,077

		140,703,726

Life Sciences Tools & Services – 3.2%
385,997	Charles River Laboratories International, Inc.*(a)	25,325,263
694,613	Thermo Fisher Scientific, Inc.*	42,065,764

		67,391,027

Machinery – 0.3%
87,300	Danaher Corp.	7,121,061

Media – 3.3%
614,200	Comcast Corp.	13,008,756
419,612	Lamar Advertising Co.*(a)	15,588,586
546,739	The McGraw-Hill Cos., Inc.(a)	23,422,299
573,065	Viacom, Inc. Class B*	16,893,956

		68,913,597

Multiline Retail – 1.9%
737,277	Target Corp.(a)	39,090,427

Oil, Gas & Consumable Fuels – 10.5%
726,500	Chesapeake Energy Corp.(a)	35,162,600
567,691	Hess Corp.	59,442,924
783,200	Petrohawk Energy Corp.*	27,106,552
1,247,120	Suncor Energy, Inc.	70,886,301
258,670	Whiting Petroleum Corp.*	24,894,401

		217,492,778

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 3.8%
318,100	Johnson & Johnson	$22,403,783
1,017,156	Schering-Plough Corp.	19,732,826
774,655	Teva Pharmaceutical Industries Ltd. ADR(a)	36,672,168

		78,808,777

Real Estate Management & Development – 1.3%
1,981,144	CB Richard Ellis Group, Inc.*(a)	25,893,552

Road & Rail – 0.6%
110,000	Burlington Northern Santa Fe Corp.	11,814,000

Semiconductors & Semiconductor Equipment – 3.5%
1,646,533	Intel Corp.	37,656,209
1,100,848	Linear Technology Corp.(a)	35,931,679

		73,587,888

Software – 8.4%
1,021,020	Activision Blizzard, Inc.*	33,509,876
498,800	Citrix Systems, Inc.*	15,098,676
1,033,948	Electronic Arts, Inc.*(a)	50,467,002
2,770,693	Microsoft Corp.	75,612,212

		174,687,766

Specialty Retail – 2.2%
1,872,516	Lowe’s Cos., Inc.(a)	46,138,794

Textiles, Apparel & Luxury Goods – 1.6%
1,168,552	Coach, Inc.*	33,876,323

Trading Companies & Distributors – 1.0%
233,370	W.W. Grainger, Inc.(a)	21,010,301

Wireless Telecommunication Services – 4.3%
1,285,100	American Tower Corp.*(a)	53,113,183
467,265	Crown Castle International Corp.*	17,475,711
1,047,250	MetroPCS Communications, Inc.*	17,667,108

		88,256,002

TOTAL COMMON STOCKS
(Cost $1,713,789,474)		$2,001,584,849

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 3.7%

Joint Repurchase Agreement Account II
$78,100,000	2.134%	09/02/08	$78,100,000
Maturity Value: $78,118,518
(Cost $78,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,791,889,474)			$2,079,684,849

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 28.2%

Boston Global Investment Trust – Enhanced Portfolio
585,340,718	2.393%	$585,340,718
(Cost $585,340,718)

TOTAL INVESTMENTS – 128.2%
(Cost $2,377,230,192)		$2,665,025,567

LIABILITIES IN EXCESS OF OTHER ASSETS – (28.2)%		(586,855,252)

NET ASSETS – 100.0%		$2,078,170,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 65.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 95.2%

Aerospace & Defense – 1.3%
59,300	United Technologies Corp.	$3,889,487

Beverages – 2.7%
120,270	PepsiCo., Inc.	8,236,090

Biotechnology – 3.8%
256,920	Amylin Pharmaceuticals, Inc.*(a)	5,647,102
61,100	Genentech, Inc.*	6,033,625

		11,680,727

Capital Markets – 3.9%
497,570	The Charles Schwab Corp.	11,936,704

Communications Equipment – 10.4%
425,660	Cisco Systems, Inc.*	10,237,123
222,470	QUALCOMM, Inc.	11,713,045
78,330	Research In Motion Ltd.*	9,524,928

		31,475,096

Diversified Financial Services – 2.6%
23,500	CME Group, Inc.(a)	7,881,430

Energy Equipment & Services – 6.5%
107,910	Schlumberger Ltd.	10,167,280
246,830	Weatherford International Ltd.*	9,522,701

		19,689,981

Health Care Equipment & Supplies – 2.4%
107,730	Baxter International, Inc.	7,299,785

Internet Software & Services – 5.3%
89,020	Equinix, Inc.*(a)	7,166,110
19,060	Google, Inc.*	8,830,307

		15,996,417

IT Services – 5.4%
55,820	Visa, Inc.(a)	4,236,738
446,030	Western Union Co.	12,319,349

		16,556,087

Life Sciences Tools & Services – 3.8%
189,260	Thermo Fisher Scientific, Inc.*	11,461,586

Media – 3.7%
153,400	The McGraw-Hill Cos., Inc.	6,571,656
154,525	Viacom, Inc. Class B*	4,555,397

		11,127,053

Multiline Retail – 3.3%
187,800	Target Corp.	9,957,156

Oil, Gas & Consumable Fuels – 12.6%
172,450	Chesapeake Energy Corp.(a)	8,346,580
142,840	Hess Corp.	14,956,776
265,100	Suncor Energy, Inc.	15,068,284

		38,371,640

Pharmaceuticals – 5.0%
292,110	Schering-Plough Corp.	5,666,934
198,590	Teva Pharmaceutical Industries Ltd. ADR(a)	9,401,251

		15,068,185

Software – 11.1%
315,750	Activision Blizzard, Inc.*	10,362,915
259,020	Electronic Arts, Inc.*	12,642,766
390,880	Microsoft Corp.	10,667,115

		33,672,796

Specialty Retail – 2.6%
316,800	Lowe’s Cos., Inc.	7,805,952

Textiles, Apparel & Luxury Goods – 2.7%
278,900	Coach, Inc.*	8,085,311

Wireless Telecommunication Services – 6.1%
297,160	American Tower Corp.*(a)	12,281,623
166,670	Crown Castle International Corp.*	6,233,458

		18,515,081

TOTAL COMMON STOCKS
(Cost $262,517,410)		$288,706,564

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 5.4%

Joint Repurchase Agreement Account II
$16,300,000	2.134%	09/02/08	$16,300,000
Maturity Value: $16,303,865
(Cost $16,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING G COLLATERAL
(Cost $278,817,410)			$305,006,564

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)
August 31, 2008

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 15.5%

Boston Global Investment Trust – Enhanced Portfolio
46,835,400	2.393%	$46,835,400
(Cost $46,835,400)

TOTAL INVESTMENTS – 116.1%
(Cost $325,652,810)		$351,841,964

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.1)%		(48,824,818)

NET ASSETS – 100.0%		$303,017,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 65.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 95.8%

Aerospace & Defense – 2.7%
419,751	Alliant Techsystems, Inc.*(a)	$44,170,398
82,200	Precision Castparts Corp.	8,487,972

		52,658,370

Auto Components – 2.0%
2,469,419	Gentex Corp.	39,337,845

Beverages – 1.0%
695,909	Hansen Natural Corp.*(a)	19,123,579

Biotechnology – 1.5%
1,326,404	Amylin Pharmaceuticals, Inc.*(a)	29,154,360

Capital Markets – 2.2%
1,377,781	Raymond James Financial, Inc.(a)	42,476,988

Commercial Services & Supplies – 2.2%
1,467,615	Iron Mountain, Inc.*	42,428,750

Computers & Peripherals – 0.9%
677,186	NetApp, Inc.*(a)	17,254,699

Diversified Financial Services – 0.5%
30,000	CME Group, Inc.(a)	10,061,400

Diversified Telecommunication Services – 0.9%
1,110,123	tw telecom, inc.*(a)	17,029,287

Electrical Equipment – 2.2%
663,355	Rockwell Automation, Inc.(a)	31,316,990
218,219	Roper Industries, Inc.(a)	12,892,378

		44,209,368

Electronic Equipment, Instruments & Components – 3.5%
889,550	Amphenol Corp.	42,271,416
724,244	FLIR Systems, Inc.*(a)	25,855,511

		68,126,927

Energy Equipment & Services – 6.4%
880,500	Cameron International Corp.*(a)	41,022,495
998,382	Dresser-Rand Group, Inc.*	40,494,374
1,145,202	Weatherford International Ltd.*	44,181,893

		125,698,762

Health Care Equipment & Supplies – 4.4%
400,678	C.R. Bard, Inc.	37,443,359
164,200	NuVasive, Inc.*	7,825,772
575,216	St. Jude Medical, Inc.*	26,362,149
218,438	Zimmer Holdings, Inc.*	15,812,727

		87,444,007

Health Care Providers & Services – 3.6%
521,199	Henry Schein, Inc.*(a)	30,479,718
553,876	Laboratory Corp. of America Holdings*	40,516,029

		70,995,747

Hotels, Restaurants & Leisure – 2.1%
538,500	Marriott International, Inc. Class A	15,191,085
1,336,671	Pinnacle Entertainment, Inc.*(a)	14,823,681
294,000	Starwood Hotels & Resorts Worldwide, Inc.	10,657,500

		40,672,266

Household Durables – 3.9%
688,888	Fortune Brands, Inc.	40,520,392
2,021,178	Newell Rubbermaid, Inc.	36,583,322

		77,103,714

Household Products – 0.9%
205,620	Energizer Holdings, Inc.*	17,465,363

Internet & Catalog Retail – 2.0%
1,298,911	Netflix, Inc.*(a)	40,058,415

Internet Software & Services – 3.3%
611,390	Bankrate, Inc.*(a)	19,723,441
568,175	Equinix, Inc.*(a)	45,738,088

		65,461,529

IT Services – 9.1%
963,426	Cognizant Technology Solutions Corp.*(a)	28,247,650
581,110	Fiserv, Inc.*	30,136,365
849,592	Global Payments, Inc.	40,958,830
958,523	NeuStar, Inc.*	23,014,137
532,881	Paychex, Inc.	18,160,585
1,395,360	Western Union Co.	38,539,843

		179,057,410

Life Sciences Tools & Services – 4.3%
709,720	Charles River Laboratories International, Inc.*	46,564,729
628,707	Thermo Fisher Scientific, Inc.*	38,074,496

		84,639,225

Machinery – 1.0%
561,254	Kennametal, Inc.(a)	19,772,979

Media – 1.6%
4,212,902	Entravision Communications Corp.*(b)	13,481,286
480,063	Lamar Advertising Co.*(a)	17,834,341
68,128	National CineMedia, Inc.	762,352

		32,077,979

Oil, Gas & Consumable Fuels – 10.0%
643,188	Continental Resources, Inc.*(a)	32,268,742
486,699	Hess Corp.	50,962,252
906,200	Petrohawk Energy Corp.*	31,363,582
861,466	Quicksilver Resources, Inc.*(a)	20,838,863
1,033,375	Rex Energy Corp.*	20,739,836
430,268	Whiting Petroleum Corp.*	41,408,992

		197,582,267

Personal Products – 1.7%
480,372	Chattem, Inc.*(a)	33,683,685

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Real Estate Management & Development – 1.6%
2,372,573	CB Richard Ellis Group, Inc.*(a)	$31,009,529

Semiconductors & Semiconductor Equipment – 4.7%
1,313,976	FormFactor, Inc.*(a)	25,215,199
783,940	Linear Technology Corp.(a)	25,587,802
1,784,162	Tessera Technologies, Inc.*	41,517,450

		92,320,451

Software – 4.5%
1,135,778	Activision Blizzard, Inc.*	37,276,234
591,421	Citrix Systems, Inc.*(a)	17,902,314
690,701	Electronic Arts, Inc.*	33,713,116

		88,891,664

Specialty Retail – 3.6%
502,544	Advance Auto Parts, Inc.	21,629,494
1,101,500	Dick’s Sporting Goods, Inc.*(a)	25,213,335
900,415	PetSmart, Inc.	24,284,192

		71,127,021

Textiles, Apparel & Luxury Goods – 2.2%
1,488,067	Coach, Inc.*	43,139,062

Trading Companies & Distributors – 1.1%
230,710	W.W. Grainger, Inc.(a)	20,770,821

Wireless Telecommunication Services – 4.2%
781,707	American Tower Corp.*(a)	32,307,951
711,653	Crown Castle International Corp.*(a)	26,615,822
1,409,647	MetroPCS Communications, Inc.*(a)	23,780,745

		82,704,518

TOTAL COMMON STOCKS
(Cost $1,769,766,993)		$1,883,537,987

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 4.2%

Joint Repurchase Agreement Account II
$83,000,000	2.134%	09/02/08	$83,000,000
Maturity Value: $83,019,680
(Cost $83,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,852,766,993)			$1,966,537,987

	Interest
Shares	Rate	Value

Securities Lending Collateral(d)– 29.5%

Boston Global Investment Trust – Enhanced Portfolio
579,110,380	2.393%	$579,110,380
(Cost $579,110,380)

TOTAL INVESTMENTS – 129.5%
(Cost $2,431,877,373)		$2,545,648,367

LIABILITIES IN EXCESS OF OTHER ASSETS – (29.5)%		(579,472,700)

NET ASSETS – 100.0%		$1,966,175,667

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 65.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 95.0%

Aerospace & Defense – 3.1%
57,500	Aerovironment, Inc.*(a)	$1,923,950
28,600	Alliant Techsystems, Inc.*	3,009,578

		4,933,528

Auto Components – 1.9%
113,010	Amerigon, Inc.*(a)	783,159
142,700	Gentex Corp.	2,273,211

		3,056,370

Beverages – 1.0%
57,300	Hansen Natural Corp.*(a)	1,574,604

Biotechnology – 2.5%
25,400	Alexion Pharmaceuticals, Inc.*(a)	1,145,032
85,700	Amylin Pharmaceuticals, Inc.*(a)	1,883,686
101,311	NeurogesX, Inc.*	298,867
52,100	Progenics Pharmaceuticals, Inc.*(a)	715,854

		4,043,439

Capital Markets – 3.9%
44,300	Eaton Vance Corp.	1,581,953
85,275	Evercore Partners, Inc.(a)	1,130,746
23,947	Oppenheimer Holdings, Inc.	636,751
60,355	Raymond James Financial, Inc.(a)	1,860,745
101,600	TradeStation Group, Inc.*	1,020,064

		6,230,259

Commercial Services & Supplies – 5.0%
107,203	Healthcare Services Group, Inc.(a)	2,088,314
120,645	Iron Mountain, Inc.*	3,487,847
89,400	Ritchie Bros. Auctioneers, Inc.	2,365,524

		7,941,685

Communications Equipment – 1.2%
91,510	Neutral Tandem, Inc.*	1,875,955

Construction & Engineering – 0.8%
39,800	Quanta Services, Inc.*(a)	1,271,212

Diversified Consumer Services – 1.4%
14,200	Capella Education Co.*	705,882
44,590	Coinstar, Inc.*	1,467,903

		2,173,785

Diversified Financial Services – 0.2%
11,800	MSCI, Inc.*	352,230

Diversified Telecommunication Services – 1.0%
103,400	tw telecom, inc.*	1,586,156

Electrical Equipment – 2.0%
22,000	Rockwell Automation, Inc.	1,038,620
36,670	Roper Industries, Inc.	2,166,464

		3,205,084

Electronic Equipment, Instruments & Components – 4.9%
64,400	Amphenol Corp.	3,060,288
79,860	Cogent, Inc.*	878,460
28,420	Dolby Laboratories, Inc.*	1,156,694
77,820	FLIR Systems, Inc.*(a)	2,778,174

		7,873,616

Energy Equipment & Services – 4.5%
6,200	Core Laboratories NV	769,668
57,500	Dresser-Rand Group, Inc.*	2,332,200
18,797	Smith International, Inc.	1,310,151
83,128	Tesco Corp.*	2,823,858

		7,235,877

Health Care Equipment & Supplies – 2.9%
19,400	Gen-Probe, Inc.*	1,159,150
68,254	Natus Medical, Inc.*	1,679,048
36,600	NuVasive, Inc.*(a)	1,744,356

		4,582,554

Health Care Providers & Services – 4.1%
39,200	Henry Schein, Inc.*	2,292,416
46,500	Laboratory Corp. of America Holdings*	3,401,475
23,080	Psychiatric Solutions, Inc.*(a)	871,270

		6,565,161

Health Care Technology – 1.0%
90,011	MedAssets, Inc.*	1,600,396

Hotels, Restaurants & Leisure – 2.9%
31,400	Choice Hotels International, Inc.	847,486
36,840	Life Time Fitness, Inc.*(a)	1,302,294
108,971	Pinnacle Entertainment, Inc.*(a)	1,208,489
138,242	Texas Roadhouse, Inc.*(a)	1,241,413

		4,599,682

Household Durables – 1.9%
36,000	Harman International Industries, Inc.	1,225,080
98,000	Newell Rubbermaid, Inc.	1,773,800

		2,998,880

Household Products – 0.3%
5,700	Energizer Holdings, Inc.*	484,158

Insurance – 0.7%
69,721	eHealth, Inc.*(a)	1,034,660

Internet & Catalog Retail – 2.4%
9,680	Blue Nile, Inc.*(a)	402,978
112,400	Netflix, Inc.*(a)	3,466,416

		3,869,394

Internet Software & Services – 3.9%
49,700	Bankrate, Inc.*(a)	1,603,322
23,800	Equinix, Inc.*	1,915,900
55,300	GSI Commerce, Inc.*(a)	889,224
130,676	Switch and Data Facilities Co.*(a)	1,892,188

		6,300,634

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

IT Services – 3.7%
125,061	Genpact Ltd.*	$1,769,613
54,900	Global Payments, Inc.	2,646,729
63,070	NeuStar, Inc.*	1,514,311

		5,930,653

Life Sciences Tools & Services – 4.1%
64,360	Charles River Laboratories International, Inc.*	4,222,660
11,150	Covance, Inc.*(a)	1,051,891
17,400	Millipore Corp.*	1,305,174

		6,579,725

Machinery – 2.5%
96,455	Energy Recovery, Inc.*(a)	869,060
41,000	IDEX Corp.	1,519,870
47,300	Kennametal, Inc.	1,666,379

		4,055,309

Media – 1.5%
218,670	Entravision Communications Corp.*	699,744
35,100	Lamar Advertising Co.*(a)	1,303,965
38,800	National CineMedia, Inc.	434,172

		2,437,881

Oil, Gas & Consumable Fuels – 11.6%
58,300	Continental Resources, Inc.*	2,924,911
74,300	Delta Petroleum Corp.*(a)	1,334,428
84,640	OPTI Canada, Inc.*	1,534,489
73,400	Petrohawk Energy Corp.*	2,540,374
86,600	Quicksilver Resources, Inc.*	2,094,854
179,608	Rex Energy Corp.*	3,604,732
46,700	Whiting Petroleum Corp.*	4,494,408

		18,528,196

Personal Products – 2.0%
36,110	Chattem, Inc.*(a)	2,532,033
124,664	Physicians Formula Holdings, Inc.*	734,271

		3,266,304

Real Estate Management & Development – 1.3%
159,300	CB Richard Ellis Group, Inc.*	2,082,051

Semiconductors & Semiconductor Equipment – 5.5%
34,480	Cavium Networks, Inc.*(a)	589,263
126,262	Eagle Test Systems, Inc.*(a)	1,790,395
90,450	FormFactor, Inc.*	1,735,736
114,520	Intellon Corp.*	438,612
32,100	Linear Technology Corp.	1,047,744
136,090	Tessera Technologies, Inc.*	3,166,814

		8,768,564

Software – 0.8%
42,200	Citrix Systems, Inc.*	1,277,394

Specialty Retail – 4.6%
28,900	Advance Auto Parts, Inc.	1,243,856
56,590	Dick’s Sporting Goods, Inc.*	1,295,345
32,867	O’Reilly Automotive, Inc.*	957,087
47,200	PetSmart, Inc.	1,272,984
35,090	Tractor Supply Co.*(a)	1,495,536
30,430	Urban Outfitters, Inc.*(a)	1,083,917

		7,348,725

Trading Companies & Distributors – 1.2%
21,770	W.W. Grainger, Inc.	1,959,953

Wireless Telecommunication Services – 2.7%
90,600	MetroPCS Communications, Inc.*(a)	1,528,422
78,750	SBA Communications Corp.*(a)	2,750,737

		4,279,159

TOTAL COMMON STOCKS
(Cost $148,865,877)		$151,903,233

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 6.3%

Joint Repurchase Agreement Account II
$10,100,000	2.134%	09/02/08	$10,100,000
Maturity Value: $10,102,395
(Cost $10,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $158,965,877)			$162,003,233

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 23.0%

Boston Global Investment Trust – Enhanced Portfolio
36,787,450	2.393%	$36,787,450
(Cost $36,787,450)

TOTAL INVESTMENTS – 124.3%
(Cost $195,753,327)		$198,790,683

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.3)%		(38,918,413)

NET ASSETS – 100.0%		$159,872,270

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 65.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 1.7%
16,760	Precision Castparts Corp.	$1,730,637
65,120	United Technologies Corp.	4,271,221

		6,001,858

Beverages – 3.0%
101,780	PepsiCo., Inc.	6,969,894
66,850	The Coca-Cola Co.	3,480,880

		10,450,774

Biotechnology – 4.9%
145,980	Amylin Pharmaceuticals, Inc.*(a)	3,208,640
52,800	Genentech, Inc.*	5,214,000
161,870	Gilead Sciences, Inc.*	8,527,312

		16,949,952

Capital Markets – 2.7%
398,930	The Charles Schwab Corp.	9,570,331

Communications Equipment – 7.7%
386,420	Cisco Systems, Inc.*	9,293,401
190,580	QUALCOMM, Inc.	10,034,037
63,710	Research In Motion Ltd.*(a)	7,747,136

		27,074,574

Computers & Peripherals – 3.9%
46,400	Apple, Inc.*	7,866,192
265,810	Dell, Inc.*	5,776,051

		13,642,243

Diversified Financial Services – 2.1%
21,900	CME Group, Inc.	7,344,822

Energy Equipment & Services – 7.9%
129,930	Halliburton Co.	5,709,124
114,280	Schlumberger Ltd.	10,767,462
287,530	Weatherford International Ltd.*	11,092,907

		27,569,493

Food Products – 0.7%
76,750	Kraft Foods, Inc.	2,418,393

Health Care Equipment & Supplies – 4.9%
76,100	Baxter International, Inc.	5,156,536
117,780	St. Jude Medical, Inc.*	5,397,857
45,520	Stryker Corp.	3,058,489
50,450	Zimmer Holdings, Inc.*	3,652,076

		17,264,958

Hotels, Restaurants & Leisure – 1.3%
96,070	Marriott International, Inc.	2,710,135
52,450	Starwood Hotels & Resorts Worldwide, Inc.	1,901,312

		4,611,447

Household Durables – 1.9%
89,470	Fortune Brands, Inc.	5,262,625
84,170	Newell Rubbermaid, Inc.	1,523,477

		6,786,102

Internet & Catalog Retail – 1.1%
49,530	Amazon.com, Inc.*(a)	4,002,519

Internet Software & Services – 2.8%
21,090	Google, Inc.*	9,770,786

IT Services – 4.0%
42,000	Visa, Inc.(a)	3,187,800
384,450	Western Union Co.	10,618,509

		13,806,309

Life Sciences Tools & Services – 2.7%
155,600	Thermo Fisher Scientific, Inc.*	9,423,136

Machinery – 1.0%
44,580	Danaher Corp.	3,636,391

Media – 3.9%
161,740	Comcast Corp.	3,425,653
176,918	The McGraw-Hill Cos., Inc.	7,579,167
92,287	Viacom, Inc. Class B*	2,720,621

		13,725,441

Multiline Retail – 2.9%
192,130	Target Corp.(a)	10,186,733

Oil, Gas & Consumable Fuels – 10.1%
199,300	Chesapeake Energy Corp.(a)	9,646,120
121,210	Hess Corp.	12,691,899
229,260	Suncor Energy, Inc.	13,031,138

		35,369,157

Pharmaceuticals – 6.7%
61,770	Johnson & Johnson	4,350,461
182,200	Merck & Co., Inc.	6,499,074
268,920	Schering-Plough Corp.	5,217,048
157,120	Teva Pharmaceutical Industries Ltd. ADR(a)	7,438,061

		23,504,644

Road & Rail – 0.6%
18,260	Burlington Northern Santa Fe Corp.	1,961,124

Semiconductors & Semiconductor Equipment – 3.2%
289,900	Intel Corp.	6,630,013
140,290	Linear Technology Corp.(a)	4,579,066

		11,209,079

Software – 8.1%
240,480	Activision Blizzard, Inc.*	7,892,554
174,020	Electronic Arts, Inc.*	8,493,916
430,990	Microsoft Corp.	11,761,717

		28,148,187

Specialty Retail – 2.8%
394,870	Lowe’s Cos., Inc.(a)	9,729,597

Textiles, Apparel & Luxury Goods – 1.1%
133,700	Coach, Inc.*	3,875,963

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services – 4.2%
206,280	American Tower Corp.*(a)	$8,525,552
163,240	Crown Castle International Corp.*	6,105,176

		14,630,728

TOTAL COMMON STOCKS
(Cost $300,024,471)		$342,664,741

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 1.9%

Joint Repurchase Agreement Account II
$6,700,000	2.134%	09/02/08	$6,700,000
Maturity Value: $6,701,589
(Cost $6,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $306,724,471)			$349,364,741

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 15.7%

Boston Global Investment Trust – Enhanced Portfolio
54,891,050	2.393%	$54,891,050
(Cost $54,891,050)

TOTAL INVESTMENTS – 115.5%
(Cost $361,615,521)		$404,255,791

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.5)%		(54,342,643)

NET ASSETS – 100.0%		$349,913,148

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 65.

(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2008.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 98.8%

Commercial Services & Supplies – 4.3%
434,270	Iron Mountain, Inc.*	$12,554,746

Diversified Financials – 3.0%
25,940	CME Group, Inc.(a)	8,699,757

Insurance – 1.3%
250,843	eHealth, Inc.*(a)	3,722,510

Media – 2.1%
161,960	Lamar Advertising Co. Class A*(a)	6,016,814

Retailing – 7.2%
84,790	Amazon.com, Inc.*	6,851,880
456,100	Netflix, Inc.*(a)	14,066,124

		20,918,004

Semiconductors & Semiconductor Equipment – 10.9%
145,276	Cavium Networks, Inc.*(a)	2,482,767
358,860	FormFactor, Inc.*	6,886,523
715,730	Intellon Corp.*	2,741,246
258,950	Linear Technology Corp.(a)	8,452,128
470,460	Tessera Technologies, Inc.*	10,947,604

		31,510,268

Software & Services – 34.8%
415,480	Activision Blizzard, Inc.*	13,636,054
99,260	Bankrate, Inc.*(a)	3,202,128
245,940	Citrix Systems, Inc.*	7,444,604
235,170	Cognizant Technology Solutions Corp. Class A*	6,895,185
383,633	Electronic Arts, Inc.*	18,725,127
104,050	Equinix, Inc.*(a)	8,376,025
19,925	Google, Inc. Class A*(a)	9,231,053
592,725	Microsoft Corp.	16,175,465
531,680	Switch & Data Facilities Co., Inc.*(a)	7,698,726
324,720	Western Union Co.	8,968,766

		100,353,133

Technology Hardware & Equipment – 27.2%
97,100	Amphenol Corp. Class A	4,614,192
68,923	Apple, Inc.*	11,684,516
451,865	Cisco Systems, Inc.*	10,867,353
446,730	Dell, Inc.*	9,707,443
225,208	Dolby Laboratories, Inc. Class A*	9,165,966
201,890	NetApp, Inc.*	5,144,157
253,530	Neutral Tandem, Inc.*	5,197,365
214,175	QUALCOMM, Inc.	11,276,314
88,370	Research In Motion Ltd.*	10,745,792

		78,403,098

Telecommunication Services – 8.0%
328,610	American Tower Corp. Class A*	13,581,451
259,683	MetroPCS Communications, Inc.*	4,380,852
329,396	tw telecom, Inc.*	5,052,935

		23,015,238

TOTAL COMMON STOCKS
(Cost $260,382,169)		$285,193,568

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 1.3%

JPMorgan Chase Euro – Time Deposit
$3,796,003	1.922%	09/02/08	$3,796,003
(Cost $3,796,003)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $264,178,172)			$288,989,571

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 15.0%

Boston Global Investment Trust – Enhanced Portfolio
43,164,404	2.393%	$43,164,404
(Cost $43,164,404)

TOTAL INVESTMENTS – 115.1%
(Cost $307,342,576)		$332,153,975

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.1)%		(43,522,093)

NET ASSETS – 100.0%		$288,631,882

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Capital Growth	$78,100,000

Concentrated Growth	16,300,000

Growth Opportunities	83,000,000

Small/Mid Cap Growth	10,100,000

Strategic Growth	6,700,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,500,000,000	2.14%	09/02/08	$1,500,356,667

Banc of America Securities LLC	5,000,000,000	2.14	09/02/08	5,001,188,889

Barclays Capital, Inc.	1,500,000,000	2.05	09/02/08	1,500,341,666

Barclays Capital, Inc.	2,000,000,000	2.15	09/02/08	2,000,477,778

Barclays Capital, Inc.	5,005,400,000	2.16	09/02/08	5,006,601,296

Citigroup Global Markets, Inc.	500,000,000	2.12	09/02/08	500,117,778

Credit Suisse Securities (USA) LLC	500,000,000	2.13	09/02/08	500,118,333

Deutsche Bank Securities, Inc.	4,944,600,000	2.14	09/02/08	4,945,775,716

Greenwich Capital Markets	750,000,000	2.14	09/02/08	750,178,333

JPMorgan Securities	150,000,000	2.11	09/02/08	150,035,167

JPMorgan Securities	1,800,000,000	2.14	09/02/08	1,800,428,000

Lehman Brothers Holdings, Inc.	500,000,000	2.14	09/02/08	500,118,889

Merrill Lynch & Co., Inc.	3,000,000,000	2.10	09/02/08	3,000,700,000

UBS Securities LLC	1,550,000,000	2.13	09/02/08	1,550,366,833

TOTAL				$28,706,805,345

At August 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Mortgage Corp., 3.150% to 16.250%, due 10/17/08 to 12/01/47; Federal National Mortgage Association, 3.000% to 15.000%, due 09/15/08 to 09/01/48; Government National Mortgage Association, 4.000% to 10.000%, due 11/15/08 to 08/20/38; U.S. Treasury Note, 8.750%, due 05/15/17 and U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/17. The aggregate market value of the collateral, including accrued interest, was $29,317,765,016.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
August 31, 2008

All Cap
Growth Fund

Assets:

Investments in securities, at value (identified cost $3,883,831, $1,791,889,474, $278,817,410, $1,819,118,646, $158,965,877, $306,724,471 and $264,178,172, respectively)(a)	$3,993,342
Investment in securities of affiliated issuers, at value (identified cost $33,648,347 Growth Opportunities only)	—
Securities lending collateral, at value which equals cost	19,050
Cash	93,564
Receivables:
Fund shares sold	1,650,999
Reimbursement from adviser	28,754
Dividends and interest	2,267
Securities lending income	77
Investment securities sold	—
Foreign tax reclaims, at value	—
Deferred offering costs	59,367
Other assets	—

Total assets	5,847,420

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	1,054,362
Payable upon return of securities loaned	19,050
Amounts owed to affiliates	2,820
Fund shares redeemed	—
Accrued expenses and other liabilities	103,521

Total liabilities	1,179,753

Net Assets:

Paid-in capital	4,527,426
Accumulated undistributed net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment and foreign currency related transactions	30,731
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	109,511

NET ASSETS	$4,667,667

Net Assets:
Class A	$2,262,367
Class B	—
Class C	62,257
Institutional	2,321,752
Service	—
Class IR	10,656
Class R	10,635

Total Net Assets	$4,667,667

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	212,715
Class B	—
Class C	5,875
Institutional	217,693
Service	—
Class IR	1,000
Class R	1,001

Net asset value, offering and redemption price per share:(b)
Class A	$10.64
Class B	—
Class C	10.60
Institutional	10.67
Service	—
Class IR	10.66
Class R	10.62

(a)	Includes loaned securities having a market value of $18,504, $564,105,906, $45,448,388, $559,715,694, $35,643,584, $52,851,848 and $41,909,321 for the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds is $11.26, $23.70, $14.33, $22.94, $12.96, $10.94 and $10.78 respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth	Concentrated	Growth	Small/Mid Cap	Strategic
Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Tollkeeper Fund

$2,079,684,849	$305,006,564	$1,953,056,701	$162,003,233	$349,364,741	$288,989,571
—	—	13,481,286	—	—	—
585,340,718	46,835,400	579,110,380	36,787,450	54,891,050	43,164,404
46,015	21,995	—	203,715	50,435	—

782,180	270,539	2,212,343	562,758	2,520,137	238,162
435,246	—	—	16,700	11,978	44,856
2,063,177	185,727	1,126,024	60,389	331,330	252,347
430,412	30,172	808,262	66,868	36,215	—
785,166	—	25,412,110	—	—	106,892
—	—	—	—	—	1,044
—	—	—	—	—	—
6,669	3,254	8,004	509	6,435	617

2,669,574,432	352,353,651	2,575,215,110	199,701,622	407,212,321	332,797,893

—	—	15,706,267	—	—	—

—	1,468,036	7,899,327	2,509,980	—	—
585,340,718	46,835,400	579,110,380	36,787,450	54,891,050	43,164,404
2,798,215	345,103	2,168,781	167,707	383,009	388,640
2,749,791	544,248	3,904,701	244,812	1,909,606	431,046
515,393	143,718	249,987	119,403	115,508	181,921

591,404,117	49,336,505	609,039,443	39,829,352	57,299,173	44,166,011

1,730,342,361	284,065,120	1,773,833,524	157,726,706	338,448,984	1,593,128,137
102,733	2,241	—	—	23,198	11,051
59,929,846	(7,239,369)	78,571,149	(891,792)	(31,199,304)	(1,329,318,808)
287,795,375	26,189,154	113,770,994	3,037,356	42,640,270	24,811,502

$2,078,170,315	$303,017,146	$1,966,175,667	$159,872,270	$349,913,148	$288,631,882

$1,505,237,226	$115,430,677	$851,222,300	$59,269,262	$177,810,341	$184,063,312
154,511,051	1,456,732	48,769,647	3,768,208	6,015,061	33,786,598
126,865,005	2,299,486	116,837,373	10,295,298	11,373,577	49,880,051
288,403,568	183,808,995	938,725,543	86,275,369	154,711,104	17,717,230
3,134,767	2,351	10,601,239	245,110	3,065	3,184,691
9,364	9,468	9,799	9,530	—	—
9,334	9,437	9,766	9,493	—	—

$2,078,170,315	$303,017,146	$1,966,175,667	$159,872,270	$349,913,148	$288,631,882

67,193,093	8,526,683	39,271,745	4,838,842	17,192,527	18,069,609
7,601,695	113,106	2,431,316	316,682	623,061	3,548,418
6,247,400	178,888	5,874,417	865,199	1,176,730	5,242,057
12,396,599	13,269,980	41,405,336	6,975,535	14,484,322	1,677,298
141,901	174	495,130	20,165	295	314,638
417	699	451	777	—	—
417	699	451	777	—	—

$22.40	$13.54	$21.68	$12.25	$10.34	$10.19
20.33	12.88	20.06	11.90	9.65	9.52
20.31	12.85	19.89	11.90	9.67	9.52
23.26	13.85	22.67	12.37	10.68	10.56
22.09	13.51	21.41	12.16	10.40	10.12
22.44	13.55	21.72	12.27	—	—
22.37	13.51	21.65	12.22	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Period Ended August 31, 2008

All Cap
Growth Fund(a)

Investment income:

Dividends(b)	$9,834
Interest (including securities lending income of $154, $1,531,667, $69,864, $5,114,119, $397,369, $107,699, $577,205 and $297,597, respectively)	1,202

Total investment income	11,036

Expenses:

Management fees	13,440
Distribution and Service fees(e)	451
Transfer Agent fees(e)	747
Professional fees	45,940
Printing fees	27,992
Custody and accounting fees	23,803
Registration fees	15,168
Trustee fees	7,639
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Shareholder meeting proxy expense	—
Amortization of offering costs	126,633
Other	10,293

Total expenses	272,106

Less — expense reductions	(257,553)

Net expenses	14,553

NET INVESTMENT LOSS	(3,517)

Realized and unrealized gain (loss) from investment and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $0, $134,135, $0, $217,219, $0, $14,264, $9,948, $42,109)	34,081
Investment transactions — affiliated issuers	—
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	109,511
Translation of asset and liabilities denominated in foreign currencies	—

Net realized and unrealized gain (loss) from investment and foreign currency related transactions	143,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$140,075

(a)	Commenced operations on January 31, 2008.
(b)	Foreign taxes withheld on dividends were $45, $68,814, $17,177, $0, $6,075, $15,541, $0 and $440 for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Tollkeeper and Tollkeeper Funds, respectively.
(c)	Commenced operations on November 30, 2007 (except for All Cap Growth).
(d)	The Tollkeeper Fund changed its fiscal year end from December 31 to August 31.
(e)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class IR(c)	Class R(c)
All Cap Growth	$285	$—	$136	$30	$216	$—	$26	$481	$—	$12	$12
Capital Growth	3,845,793	1,536,372	1,206,319	35	2,922,802	291,910	229,201	121,506	2,410	14	14
Concentrated Growth	279,640	14,838	18,846	35	212,526	2,819	3,580	77,439	—	14	14
Growth Opportunities	2,211,394	563,828	1,207,637	36	1,680,659	107,127	229,451	367,430	4,768	14	14
Small/Mid Cap Growth	102,560	32,884	95,951	36	77,945	6,248	18,231	30,491	63	14	14
Strategic Growth	412,120	64,166	111,746	—	313,211	12,192	21,232	61,551	—	—	—
Tollkeeper
For the Period Ended August 31, 2008(d)	293,588	318,465	342,659	—	223,129	60,682	65,106	4,970	507	—	—
For the Year Ended December 31, 2007	329,677	974,278	554,737	—	250,556	185,113	105,400	7,637	141	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

					Tollkeeper Fund
					For the Period	For the
Capital Growth	Concentrated	Growth	Small/Mid Cap	Strategic	January 1, 2008 to	Year Ended
Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	August 31, 2008(d)	December 31, 2007

$17,880,275	$2,125,611	$11,701,501	$420,915	$3,028,153	$538,147	$1,203,027

2,062,027	265,932	6,926,622	563,105	317,610	620,020	554,785

19,942,302	2,391,543	18,628,123	984,020	3,345,763	1,158,167	1,757,812

19,944,110	3,088,373	19,880,844	1,303,087	3,363,210	1,972,765	3,042,164
6,588,519	313,359	3,982,895	231,431	588,032	954,712	1,858,692
3,567,857	296,392	2,389,463	133,006	408,186	354,394	548,847
78,584	66,878	75,921	68,583	65,207	45,232	76,605
165,165	60,901	152,998	70,353	68,834	27,923	71,925
48,528	41,904	141,969	57,049	47,920	25,262	38,599
126,179	22,250	106,013	93,764	57,036	28,714	39,072
14,180	14,180	14,180	14,180	14,180	11,244	15,970
15,130	5	30,027	398	3	3,171	880
15,130	5	30,027	398	3	3,171	880
—	—	—	—	—	—	174,805
—	—	—	—	—	—	—
22,261	1,855	196,849	2,538	4,059	19,234	191,856

30,585,643	3,906,102	27,001,186	1,974,787	4,616,670	3,445,822	6,060,295

(875,528)	(98,395)	(46,189)	(231,740)	(254,438)	(156,069)	(255,472)

29,710,115	3,807,707	26,954,997	1,743,047	4,362,232	3,289,753	5,804,823

(9,767,813)	(1,416,164)	(8,326,874)	(759,027)	(1,016,469)	(2,131,586)	(4,047,011)

134,428,537	3,405,384	192,253,517	4,282,448	9,934,034	20,756,886	47,855,599
—	—	(577,726)	—	—	—	—
3,183	—	—	—	—	—	(207)

(246,493,803)	(13,448,027)	(211,060,506)	(8,513,059)	(13,866,402)	(61,495,134)	30,996,679
—	—	—	—	—	—	79

(112,062,083)	(10,042,643)	(19,384,715)	(4,230,611)	(3,932,368)	(40,738,248)	78,852,150

$(121,829,896)	$(11,458,807)	$(27,711,589)	$(4,989,638)	$(4,948,837)	$(42,869,834)	$74,805,139

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

All Cap
Growth Fund(a)
For the
Period Ended
August 31, 2008

From operations:

Net investment loss	$(3,517)
Net realized gain from investment and foreign currency related transactions	34,081
Net change in unrealized gain (loss) on investments	109,511

Net increase (decrease) in net assets resulting from operations	140,075

Distributions to shareholders:

From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares(b)	—
Class R Shares(b)	—
From capital
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares(b)	—
Class R Shares(b)	—

Total distributions to shareholders	—

From share transactions:

Proceeds from sales of shares	4,668,394
Proceeds received in connection with merger	—
Reinvestment of dividends and distributions	—
Cost of shares redeemed	(140,802)

Net increase (decrease) in net assets resulting from share transactions	4,527,592

TOTAL INCREASE	4,667,667

Net assets:

Beginning of period	—

End of period	$4,667,667

Accumulated undistributed net investment income (loss)	$(1)

(a)	Commenced operations on January 31, 2008.
(b)	Commenced operations on November 30, 2007 (except for All Cap Growth).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund		Concentrated Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007

$(9,767,813)	$(6,269,215)	$(1,416,164)	$(359,981)
134,431,720	189,436,928	3,405,384	15,834,682
(246,493,803)	68,145,993	(13,448,027)	23,845,676

(121,829,896)	251,313,706	(11,458,807)	39,320,377

(14,788,391)	—	(8,532,752)	(2,448,956)
(932,509)	—	(106,696)	(17,173)
(875,661)	—	(135,778)	(23,504)
(3,337,242)	—	(14,335,715)	(4,595,818)
(87,400)	—	(173)	(75)
(109)	—	(695)	—
(109)	—	(695)	—

—	—	(50,453)	—
—	—	(631)	—
—	—	(803)	—
—	—	(84,766)	—
—	—	(1)	—
—	—	(4)	—
—	—	(4)	—

(20,021,421)	—	(23,249,166)	(7,085,526)

242,597,793	230,058,806	157,976,109	92,555,118
723,504,958	68,808,967	—	—
18,143,622	—	22,025,284	6,761,049
(609,487,646)	(442,019,105)	(126,691,080)	(36,143,968)

374,758,727	(143,151,332)	53,310,313	63,172,199

232,907,410	108,162,374	18,602,340	95,407,050

1,845,262,905	1,737,100,531	284,414,806	189,007,756

$2,078,170,315	$1,845,262,905	$303,017,146	$284,414,806

$102,733	$102,369	$2,241	$2,184

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From operations:

Net investment loss	$(8,326,874)	$(15,699,296)
Net realized gain from investment transactions	191,675,791	235,604,953
Net change in unrealized gain (loss) on investments	(211,060,506)	247,446,131

Net increase (decrease) in net assets resulting from operations	(27,711,589)	467,351,788

Distributions to shareholders:

From net realized gains
Class A Shares	(120,775,909)	(47,042,599)
Class B Shares	(8,627,886)	(3,676,650)
Class C Shares	(17,875,472)	(6,253,316)
Institutional Shares	(122,089,293)	(39,775,669)
Service Shares	(1,630,425)	(549,610)
Class IR Shares(a)	(1,330)	—
Class R Shares(a)	(1,330)	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares(a)	—	—

Total distributions to shareholders	(271,001,645)	(97,297,844)

From share transactions:

Proceeds from sales of shares	617,764,492	476,791,417
Proceeds received in connection with merger	—	15,690,962
Reinvestment of dividends and distributions	234,960,757	84,975,070
Cost of shares redeemed	(597,794,378)	(810,437,669)

Net increase (decrease) in net assets resulting from share transactions	254,930,871	(232,980,220)

TOTAL INCREASE (DECREASE)	(43,782,363)	137,073,724

Net assets:

Beginning of year	2,009,958,030	1,872,884,306

End of year	$1,966,175,667	$2,009,958,030

Accumulated undistributed net investment income	$—	$306

(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund		Strategic Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007

$(759,027)	$(786,608)	$(1,016,469)	$(796,549)
4,282,448	7,564,226	9,934,034	35,537,737
(8,513,059)	16,372,803	(13,866,402)	14,411,940

(4,989,638)	23,150,421	(4,948,837)	49,153,128

(2,647,184)	—	—	—
(221,920)	—	—	—
(717,061)	—	—	—
(5,284,007)	—	—	—
(10,695)	—	—	—
(674)	—	—	—
(674)	—	—	—

(38,949)	—	—	—
(3,265)	—	—	—
(10,551)	—	—	—
(77,746)	—	—	—
(157)	—	—	—
(10)	—	—	—
(10)	—	—	—

(9,012,903)	—	—	—

103,834,443	115,178,045	151,135,547	66,206,738
—	—	—	—
8,318,820	—	—	—
(50,416,498)	(107,327,188)	(104,401,195)	(136,222,924)

61,736,765	7,850,857	46,734,352	(70,016,186)

47,734,224	31,001,278	41,785,515	(20,863,058)

112,138,046	81,136,768	308,127,633	328,990,691

$159,872,270	$112,138,046	$349,913,148	$308,127,633

$—	$—	$23,198	$24,171

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Tollkeeper Fund
	For the Period	For the	For the
	January 1, 2008 to	Year Ended	Year Ended
	August 31, 2008 (a)	December 31, 2007	December 31, 2006

From operations:

Net investment loss	$(2,131,586)	$(4,047,011)	$(4,499,148)
Net realized gain from investment and foreign currency related transactions	20,756,886	47,855,392	3,703,499
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(61,495,134)	30,996,758	33,560,121

Net increase (decrease) in net assets resulting from operations	(42,869,834)	74,805,139	32,764,472

From share transactions:

Net proceeds from sales of shares	49,398,661	80,338,753	35,177,801
Proceeds received in connection with merger	—	55,815,600	—
Cost of shares redeemed	(77,753,933)	(120,328,914)	(114,406,280)

Net increase (decrease) in net assets resulting from share transactions	(28,355,272)	15,825,439	(79,228,479)

NET INCREASE (DECREASE)	(71,225,106)	90,630,578	(46,464,007)

Net assets:

Beginning of period	359,856,988	269,226,410	315,690,417

End of period	$288,631,882	$359,856,988	$269,226,410

Accumulated undistributed net investment income (loss)	$11,051	$631,690	$20,219

(a)	The Fund changed its fiscal year end from December 31 to August 31.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

	Share Classes	Diversified/
Fund	Offered	Non-diversified

All Cap Growth	A, C, Institutional, IR and R Shares	Diversified

Capital Growth, Growth Opportunities and Small/Mid Cap Growth	A, B, C, Institutional, Service, IR and R Shares	Diversified

Concentrated Growth	A, B, C, Institutional, Service, IR and R Shares	Non-diversified

Strategic Growth and Tollkeeper	A, B, C, Institutional and Service Shares	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges. Class IR and Class R Shares of the Funds (except for All Cap Growth) commenced operations on November 30, 2007. All Cap Growth commenced operations on January 31, 2008.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
The Tollkeeper Fund changed its fiscal year end from December 31, to August 31. GSAM has agreed to reimburse the Fund for any costs associated with changing its fiscal year end.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008, except for Tollkeeper with open tax years of December 31, 2005 – 2007 and August 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

F. Offering Costs — Offering costs paid in connection with the offering of shares of All Cap Growth are amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Repurchase Agreements — The Funds may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the period ended August 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion+	$3 billion+	$8 billion+	Rate

All Cap Growth, Concentrated Growth, Strategic Growth and Tollkeeper*	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

Capital Growth	1.00	0.90	0.80	0.80	0.80	0.94

Growth Opportunities and Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00

+	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.
*	For the year ended December 31, 2007, the effective rate was 1.00% for Tollkeeper.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

3. AGREEMENTS (continued)

distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

All Cap Growth	$100	N/A	$—

Capital Growth	159,400	$1,400	4,800

Concentrated Growth	7,500	—	—

Growth Opportunities	133,600	200	2,400

Small/Mid Cap Growth	34,200	200	—

Strategic Growth	27,100	100	—

Tollkeeper	10,500	400	1,100

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund (except for All Cap Growth), has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds as an annual percentage rate of average daily net assets were 0.014%,

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. AGREEMENTS (continued)

0.004%, 0.014% (effective July 1, 2008), 0.114%, 0.064%, 0.004% and 0.064%, respectively. Prior to July 1, 2008, the Other Expenses limitation for Concentrated Growth Fund was 0.044%.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the period ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Expense Credits
	Other Expense	Custody	Transfer	Total Expense
Fund	Reimbursement	Fee	Agent Fee	Reductions

All Cap Growth	$258	$—	$—	$258

Capital Growth	816	11	49	876

Concentrated Growth	92	4	2	98

Growth Opportunities	—	17	29	46

Small/Mid Cap Growth	228	3	1	232

Strategic Growth	249	1	4	254

Tollkeeper*	150	—	6	156

*	For the fiscal year ended December 31, 2007, these expense reductions were (in thousands) $239, $3 and $13 for Other Expense Reimbursement, Custody Fee credits and Transfer Agent Fee credits, respectively.
As of August 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

All Cap Growth	$3	$—	$—	$—	$3

Capital Growth	1,675	563	301	259	2,798

Concentrated Growth	255	27	25	38	345

Growth Opportunities	1,655	319	195	—	2,169

Small/Mid Cap Growth	130	24	14	—	168

Strategic Growth	295	52	36	—	383

Tollkeeper	238	108	43	—	389

4. FAIR VALUE OF INVESTMENTS

For the period ended August 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest. All amounts in the following table reflect Investments in Securities Long-Assets:

Level	All Cap Growth	Capital Growth	Concentrated Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Tollkeeper

Level 1	$4,012,392	$2,586,925,567	$335,541,964	$2,462,648,367	$188,690,683	$397,555,791	$328,357,972

Level 2	—	78,100,000	16,300,000	83,000,000	10,100,000	6,700,000	3,796,003

Level 3	—	—	—	—	—	—	—

Total	$4,012,392	$2,665,025,567	$351,841,964	$2,545,648,367	$198,790,683	$404,255,791	$332,153,975

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2008, were as follows:

		Sales and
Fund	Purchases	Maturities

All Cap Growth	$4,858,986	$1,009,238

Capital Growth	1,459,221,382	1,889,115,326

Concentrated Growth	235,880,039	215,878,667

Growth Opportunities	1,570,093,115	1,625,472,279

Small/Mid Cap Growth	127,505,596	79,077,521

Strategic Growth	236,189,204	195,716,976

Tollkeeper	86,824,914	113,557,997

For the period ended August 31, 2008, Goldman Sachs earned approximately $0, $36,900, $29,600, $40,400, $2,700 and $16,900 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Tollkeeper Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS (continued)

An investment by the Funds of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust.
The following table provides information about the investment by the Growth Opportunities Fund in shares of an issuer of which the Trust is an affiliate for the period ended August 31, 2008.

	Number of			Number of
	Shares Held			Shares Held	% of Shares
	Beginning	Shares	Shares	End of	Outstanding	Value at End
	of Period	Bought	Sold	Period	Held at End	of Period	Dividend
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Period	(in 000’s)	Income

Entravision Communications Corp.	3,539	751	77	4,213	8.2%	$13,481	$—

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of September 15, 2008, the net asset value per share of the Enhanced Portfolio no longer approximates amortized cost and has been stated at market value.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended August 31, 2008, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

6. SECURITIES LENDING (continued)

The table below details securities lending activity as of, and for the period ended August 31, 2008:

	Earnings of GSAL	Earnings Received	Amount Payable to
	Relating to	by the Funds From	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the period ended	for the period ended	Securities Loaned
Fund	August 31, 2008	August 31, 2008	as of August 31, 2008

All Cap Growth	$17	$152	$19,050

Capital Growth	170,182	234,601	61,662,575

Concentrated Growth	7,762	1,424	2,693,900

Growth Opportunities	568,219	661,708	90,970,300

Small/Mid Cap Growth	44,140	82,734	8,790,050

Strategic Growth	12,110	21,272	3,836,250

Tollkeeper	64,753	23,412	7,643,754

7. LINE OF CREDIT FACILITY

The Funds (except for All Cap Growth) participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended August 31, 2008, the Funds did not have any borrowings under the facility.

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2008 or, for the Tollkeeper Fund, the 8-month fiscal period ended August 31, 2008 was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Distributions paid from:
Ordinary Income	$—	$—	$4,447,782	$66,537,581	$1,922,045	$—	$—
Net long-term capital gains	—	20,021,421	18,664,722	204,464,064	6,960,170	—	—

Total taxable distributions	$—	$20,021,421	$23,112,504	$271,001,645	$8,882,215	$—	$—
Tax return of capital distributions	$—	$—	$136,662	$—	$130,688	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2007 (for all Funds except Tollkeeper) and December 31, 2007 (for Tollkeeper) was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Distributions paid from:
Ordinary income	$—	$—	$90,707	$8,682,115	$—	$—	$—
Net long-term capital gains	—	—	6,994,819	88,615,729	—	—	—

Total taxable distributions	$—	$—	$7,085,526	$97,297,844	$—	$—	$—

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Undistributed ordinary income — net	$50,461	$—	$—	$—	$—	$—	$—
Undistributed long-term capital gains	—	75,436,090	—	97,141,901	—	—	—

Total undistributed earnings	$50,461	$75,436,090	$—	$97,141,901	$—	$—	$—

Capital loss carryforward:[1,2]
Expiring 2009	—	—	—	—	—	—	(711,120,695)
Expiring 2010	—	—	—	—	—	(5,105,219)	(476,409,289)
Expiring 2011	—	—	—	—	—	(7,008,970)	(137,998,151)
Expiring 2012	—	—	—	—	—	(13,060,848)	(1,145,651)
Expiring 2013	—	—	—	—	—	(2,826,194)	—

Total Capital loss carryforward	—	—	—	—	—	(28,001,231)	(1,326,673,786)

Timing differences (post October losses)	(1)	—	(5,226,820)	—	—	(43)	—
Unrealized gains — net	89,781	272,391,864	24,178,846	95,200,242	2,145,564	39,465,438	22,177,531

Total accumulated earnings (losses) — net	$140,241	$347,827,954	$18,952,026	$192,342,143	$2,145,564	$11,464,164	$(1,304,496,255)

[1]	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

[2]	The Capital Growth, Strategic Growth and Tollkeeper Funds utilized approximately $41,534,000, $9,193,000 and $17,849,000, respectively, of capital losses in the current fiscal year.

At August 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Tax Cost	$3,922,611	$2,392,633,703	$327,663,118	$2,450,448,125	$196,645,119	$364,790,353	$309,976,547

Gross unrealized gain	215,290	375,721,637	38,939,842	261,456,471	16,676,139	57,870,728	41,345,842
Gross unrealized loss	(125,509)	(103,329,773)	(14,760,996)	(166,256,229)	(14,530,575)	(18,405,290)	(19,168,311)

Net unrealized security gain	$89,781	$272,391,864	$24,178,846	$95,200,242	$2,145,564	$39,465,438	$22,177,531

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

8. TAX INFORMATION (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, return of capital of underlying fund investments and differences in tax treatment of partnership investments as of the most recent fiscal year.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of partnership investments, net operating losses and redemptions utilized as distributions.

		Accumulated Net
		Realized Gain	Accumulated
		(Loss) from	Undistributed Net
		Investment	Investment
Fund	Paid-in Capital	Transactions	Income (Loss)

All Cap Growth	$(166)	$(3,350)	$3,516

Capital Growth	(9,715,989)	(52,188)	9,768,177

Concentrated Growth	(754,400)	(661,821)	1,416,221

Growth Opportunities	4,122,706	(12,449,274)	8,326,568

Small/Mid Cap Growth	—	(759,027)	759,027

Strategic Growth	(1,016,724)	1,228	1,015,496

Tollkeeper	(2,820,103)	1,309,156	1,510,947

9. OTHER RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.
The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, GSAM defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Growth Fund into the Capital Growth Fund. The reorganization was completed on December 17, 2007, as of the close of business on December 14, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Growth Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Capital Growth Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
Survivor Share Class/	of Survivor	Value of	Shares Outstanding
Acquired Fund Share Class	Issued	Exchanged Shares	as of December 14, 2007

Capital Growth Class A/
AXA Enterprise Growth Class A	19,649,825	$467,665,613	23,838,852

Capital Growth Class B/
AXA Enterprise Growth Class B	6,811,061	147,869,015	8,219,599

Capital Growth Class C/
AXA Enterprise Growth Class C	4,242,672	92,023,645	5,031,579

Capital Growth Institutional Class/
AXA Enterprise Growth Class Y	646,924	15,946,685	763,862

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation

Capital Growth/ AXA Enterprise Growth Fund	$1,813,624,193	$723,504,958	$2,537,129,151	$134,031,539

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Large Cap Growth Fund and AXA Enterprise Multi-Manager Mid Cap Growth Funds into the Capital Growth and Growth Opportunities Funds, respectively. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Large Cap Growth Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Capital Growth Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
Survivor Share Class/	of Survivor	Value of	Shares Outstanding
Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Capital Growth Class A/ AXA Enterprise Large Cap Growth Class A	1,068,261	$25,691,759	2,124,720

Capital Growth Class B/ AXA Enterprise Large Cap Growth Class B	1,387,652	30,597,805	2,591,315

Capital Growth Class C/ AXA Enterprise Large Cap Growth Class C	495,843	10,918,460	925,309

Capital Growth Institutional Class/
AXA Enterprise Large Cap Growth Class Y	64,424	1,600,943	131,100

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation	Carryforward*

Capital Growth/ AXA Enterprise Large Cap Growth	$1,837,121,169	$68,808,967	$1,905,930,136	$6,009,246	$(112,365,169)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Mid Cap Growth Fund (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were reorganized into the Growth Opportunities Fund (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
Survivor Share Class/	of Survivor	Value of	Shares Outstanding
Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Growth Opportunities Class A/
AXA Enterprise Multi-Manager Mid Cap Growth Class A/	118,499	$2,960,170	270,781
AXA Enterprise Multi-Manager Mid Cap Growth Class P	175,396	4,381,395	398,928

Growth Opportunities Class B/
AXA Enterprise Multi-Manager Mid Cap Growth Class B	37,083	873,299	83,469

Growth Opportunities Class C/
AXA Enterprise Multi-Manager Mid Cap Growth Class C	27,859	651,351	62,304

Growth Opportunities Institutional Class/
AXA Enterprise Multi-Manager Mid Cap Growth Class Y	263,809	6,824,747	611,701

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation

Growth Opportunities/
AXA Enterprise Multi-Manager Mid Cap Growth	$2,024,026,102	$15,690,962	$2,039,717,064	$2,946,710

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise MultiManager Technology Fund into the Tollkeeper Fund. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise MultiManager Technology Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were reorganized into Tollkeeper Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Tollkeeper Class A/ AXA Enterprise MultiManager Technology Class A	2,149,738	$20,852,398	1,823,253

Tollkeeper Class A/
AXA Enterprise MultiManager Technology Class P	101,611	985,627	85,451

Tollkeeper Class B/
AXA Enterprise MultiManager Technology Class B	2,302,825	21,070,777	1,909,559

Tollkeeper Class C/
AXA Enterprise MultiManager Technology Class C	633,925	5,794,056	525,351

Tollkeeper Institutional Class/
AXA Enterprise MultiManager Technology Class Y	710,566	7,112,742	610,978

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Capital Loss	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Carryforward*	Appreciation

Tollkeeper/
AXA Enterprise MultiManager Technology	$262,675,543	$55,815,600	$318,491,143	$(256,832,499)	$7,170,206

*	Utilization of these losses may be limited under the Code.

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. OTHER MATTERS (continued)

be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	All Cap Growth Fund(a)

	For the Period Ended
	August 31, 2008

	Shares	Dollars

Class A Shares
Shares sold	225,250	$2,393,988
Shares redeemed	(12,535)	(140,762)

	212,715	2,253,226

Class C Shares
Shares sold	5,876	62,406
Shares redeemed	(1)	(10)

	5,875	62,396

Institutional Shares
Shares sold	217,694	2,191,970
Shares redeemed	(1)	(10)

	217,693	2,191,960

Class IR Shares
Shares sold	1,001	10,010
Shares redeemed	(1)	(10)

	1,000	10,000

Class R Shares
Shares sold	1,002	10,020
Shares redeemed	(1)	(10)

	1,001	10,010

NET INCREASE	438,284	$4,527,592

(a)	Commenced operations on January 31, 2008.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Capital Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,141,457	$140,163,725	6,794,490	$153,515,538
Shares issued in connection with merger	19,649,825	467,665,613	1,068,261	25,691,759
Reinvestment of dividends and distributions	575,717	14,070,516	—	—
Shares converted from Class B(a)	1,152,657	25,539,381	516,254	11,470,158
Shares redeemed	(17,851,916)	(408,201,541)	(13,397,103)	(303,513,136)

	9,667,740	239,237,694	(5,018,098)	(112,835,681)

Class B Shares
Shares sold	403,830	8,338,026	105,436	2,206,935
Shares issued in connection with merger	6,811,061	147,869,015	1,387,652	30,597,805
Reinvestment of dividends and distributions	37,974	846,827	—	—
Shares converted to Class A(a)	(1,265,741)	(25,539,381)	(561,275)	(11,470,158)
Shares redeemed	(2,541,980)	(52,363,858)	(1,826,707)	(37,855,312)

	3,445,144	79,150,629	(894,894)	(16,520,730)

Class C Shares
Shares sold	613,938	12,872,433	790,779	16,511,660
Shares issued in connection with merger	4,242,672	92,023,645	495,843	10,918,460
Reinvestment of dividends and distributions	34,628	771,516	—	—
Shares redeemed	(2,143,663)	(44,229,321)	(1,394,927)	(29,044,627)

	2,747,575	61,438,273	(108,305)	(1,614,507)

Institutional Shares
Shares sold	3,313,878	79,944,454	2,362,976	55,434,061
Shares issued in connection with merger	646,924	15,946,685	64,424	1,600,943
Reinvestment of dividends and distributions	93,760	2,373,064	—	—
Shares redeemed	(4,017,910)	(96,177,485)	(2,888,288)	(68,116,465)

	36,652	2,086,718	(460,888)	(11,081,461)

Service Shares
Shares sold	53,432	1,259,155	105,824	2,390,612
Reinvestment of dividends and distributions	3,379	81,480	—	—
Shares redeemed	(367,245)	(8,515,441)	(160,313)	(3,489,565)

	(310,434)	(7,174,806)	(54,489)	(1,098,953)

Class IR Shares(b)
Shares sold	413	10,000	—	—
Reinvestment of dividends and distributions	4	109	—	—

	417	10,109	—	—

Class R Shares(b)
Shares sold	413	10,000	—	—
Reinvestment of dividends and distributions	4	110	—	—

	417	10,110	—	—

NET INCREASE (DECREASE)	15,587,511	$374,758,727	(6,536,674)	$(143,151,332)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Concentrated Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,558,756	$81,499,354	1,817,293	$25,581,252
Reinvestment of dividends and distributions	533,016	7,702,081	162,191	2,222,019
Shares converted from Class B(a)	548	6,955	121	1,657
Shares redeemed	(3,696,925)	(51,995,025)	(1,267,772)	(17,722,805)

	2,395,395	37,213,365	711,833	10,082,123

Class B Shares
Shares sold	86,956	1,222,330	42,057	585,577
Reinvestment of dividends and distributions	3,552	49,094	317	4,203
Shares converted to Class A(a)	(574)	(6,955)	(125)	(1,657)
Shares redeemed	(45,921)	(623,368)	(3,298)	(46,144)

	44,013	641,101	38,951	541,979

Class C Shares
Shares sold	149,024	2,082,807	25,583	346,261
Reinvestment of dividends and distributions	5,542	76,432	1,455	19,236
Shares redeemed	(31,025)	(397,956)	(12,034)	(163,136)

	123,541	1,761,283	15,004	202,361

Institutional Shares
Shares sold	4,969,457	73,151,618	4,466,062	66,041,953
Reinvestment of dividends and distributions	963,101	14,196,105	324,857	4,515,517
Shares redeemed	(5,141,552)	(73,674,731)	(1,265,934)	(18,211,808)

	791,006	13,672,992	3,524,985	52,345,662

Service Shares
Shares sold	—	—	5	75
Reinvestment of dividends and distributions	12	174	6	74
Shares redeemed	—	—	(5)	(75)

	12	174	6	74

Class IR Shares(b)
Shares sold	650	10,000	—	—
Reinvestment of dividends and distributions	49	699	—	—

	699	10,699	—	—

Class R Shares(b)
Shares sold	650	10,000	—	—
Reinvestment of dividends and distributions	49	699	—	—

	699	10,699	—	—

NET INCREASE	3,355,365	$53,310,313	4,290,779	$63,172,199

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,537,671	$239,417,109	9,441,022	$219,796,086
Shares issued in connection with merger	—	—	293,895	7,341,565
Reinvestment of dividends and distributions	4,916,878	112,547,355	1,972,117	43,919,036
Shares converted from Class B(a)	216,333	4,715,535	53,656	1,219,031
Shares redeemed	(14,263,356)	(328,312,002)	(17,526,632)	(401,851,380)

	1,407,526	28,367,997	(5,765,942)	(129,575,662)

Class B Shares
Shares sold	333,273	7,099,199	106,614	2,359,890
Shares issued in connection with merger	—	—	37,083	873,299
Reinvestment of dividends and distributions	348,179	7,416,215	149,398	3,149,317
Shares converted to Class A(a)	(232,214)	(4,715,535)	(56,707)	(1,219,031)
Shares redeemed	(716,489)	(14,906,123)	(1,035,268)	(22,434,375)

	(267,251)	(5,106,244)	(798,880)	(17,270,900)

Class C Shares
Shares sold	1,376,322	28,692,887	1,456,733	31,822,229
Shares issued in connection with merger	—	—	27,859	651,351
Reinvestment of dividends and distributions	586,610	12,389,465	204,661	4,281,506
Shares redeemed	(1,457,798)	(30,141,912)	(2,087,481)	(45,183,733)

	505,134	10,940,440	(398,228)	(8,428,647)

Institutional Shares
Shares sold	13,872,157	335,929,916	8,970,331	216,513,010
Shares issued in connection with merger	—	—	263,809	6,824,747
Reinvestment of dividends and distributions	4,280,314	102,213,908	1,456,560	33,515,434
Shares redeemed	(9,447,342)	(218,260,142)	(13,945,014)	(333,071,498)

	8,705,129	219,883,682	(3,254,314)	(76,218,307)

Service Shares
Shares sold	290,099	6,605,381	272,750	6,300,202
Reinvestment of dividends and distributions	17,285	391,154	4,976	109,777
Shares redeemed	(277,029)	(6,174,199)	(344,165)	(7,896,683)

	30,355	822,336	(66,439)	(1,486,704)

Class IR Shares(b)
Shares sold	393	10,000	—	—
Reinvestment of dividends and distributions	58	1,330	—	—

	451	11,330	—	—

Class R Shares(b)
Shares sold	393	10,000	—	—
Reinvestment of dividends and distributions	58	1,330	—	—

	451	11,330	—	—

NET INCREASE (DECREASE)	10,381,795	$254,930,871	(10,283,803)	$(232,980,220)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Small/Mid Cap Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,083,449	$51,897,530	2,519,342	$30,672,431
Reinvestment of dividends and distributions	175,501	2,325,388	—	—
Shares converted from Class B(a)	7,724	100,013	6,895	89,226
Shares redeemed	(1,388,483)	(16,932,775)	(7,488,130)	(93,892,766)

	2,878,191	37,390,156	(4,961,893)	(63,131,109)

Class B Shares
Shares sold	178,577	2,264,465	61,160	756,503
Reinvestment of dividends and distributions	15,758	204,062	—	—
Shares converted to Class A(a)	(7,908)	(100,013)	(7,011)	(89,226)
Shares redeemed	(57,124)	(676,509)	(18,580)	(227,245)

	129,303	1,692,005	35,569	440,032

Class C Shares
Shares sold	682,085	8,776,285	150,788	1,879,903
Reinvestment of dividends and distributions	33,561	434,620	—	—
Shares redeemed	(340,208)	(4,043,651)	(237,653)	(2,823,118)

	375,438	5,167,254	(86,865)	(943,215)

Institutional Shares
Shares sold	3,227,507	40,723,084	6,291,932	81,783,306
Reinvestment of dividends and distributions	400,931	5,352,429	—	—
Shares redeemed	(2,308,146)	(28,742,533)	(766,955)	(10,231,504)

	1,320,292	17,332,980	5,524,977	71,551,802

Service Shares
Shares sold	12,180	153,079	7,114	85,902
Reinvestment of dividends and distributions	72	953	—	—
Shares redeemed	(1,707)	(21,030)	(12,266)	(152,555)

	10,545	133,002	(5,152)	(66,653)

Class IR Shares(b)
Shares sold	725	10,000	—	—
Reinvestment of dividends and distributions	52	684	—	—

	777	10,684	—	—

Class R Shares(b)
Shares sold	725	10,000	—	—
Reinvestment of dividends and distributions	52	684	—	—

	777	10,684	—	—

NET INCREASE	4,715,323	$61,736,765	506,636	$7,850,857

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2008

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,819,138	$92,331,167	2,576,050	$25,543,199
Shares converted from Class B(a)	84,538	876,570	17,396	166,869
Shares redeemed	(4,929,760)	(50,938,091)	(3,476,344)	(34,433,973)

	3,973,916	42,269,646	(882,898)	(8,723,905)

Class B Shares
Shares sold	257,976	2,561,469	91,309	876,811
Shares converted to Class A(a)	(90,174)	(876,570)	(18,410)	(166,869)
Shares redeemed	(211,498)	(2,062,914)	(296,794)	(2,776,598)

	(43,696)	(378,015)	(223,895)	(2,066,656)

Class C Shares
Shares sold	343,729	3,385,650	194,037	1,842,182
Shares redeemed	(268,585)	(2,602,490)	(299,963)	(2,786,068)

	75,144	783,160	(105,926)	(943,886)

Institutional Shares
Shares sold	4,947,394	52,857,261	3,735,600	37,943,959
Shares redeemed	(4,558,977)	(48,797,681)	(9,496,220)	(96,215,370)

	388,417	4,059,580	(5,760,620)	(58,271,411)

Service Shares
Shares sold	—	—	62	587
Shares redeemed	(2)	(19)	(1,116)	(10,915)

	(2)	(19)	(1,054)	(10,328)

NET INCREASE (DECREASE)	4,393,779	$46,734,352	(6,974,393)	$(70,016,186)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Tollkeeper Fund

	For the Period from
	January 1, 2008 to		For The Year Ended		For The Year Ended
	August 31, 2008(a)		December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,834,910	$38,262,228	5,583,921	$58,818,970	2,751,892	$23,344,093
Shares issued in connection with merger	—	—	2,251,349	21,838,025	—	—
Shares converted from Class B(b)	2,054,933	19,514,785	1,835,255	20,617,110	124,990	1,036,363
Shares redeemed	(4,717,140)	(47,628,949)	(4,761,929)	(47,981,894)	(6,569,954)	(55,336,401)

	1,172,703	10,148,064	4,908,596	53,292,211	(3,693,072)	(30,955,945)

Class B Shares
Shares sold	212,312	2,021,006	274,046	2,717,562	97,639	789,510
Shares issued in connection with merger	—	—	2,302,825	21,070,777	—	—
Shares converted to Class A(b)	(2,192,525)	(19,514,785)	(1,952,144)	(20,617,110)	(131,590)	(1,036,363)
Shares redeemed	(1,726,373)	(15,648,502)	(4,325,272)	(42,002,519)	(4,756,575)	(37,878,268)

	(3,706,586)	(33,142,281)	(3,700,545)	(38,831,290)	(4,790,526)	(38,125,121)

Class C Shares
Shares sold	434,449	4,092,015	1,038,897	9,908,191	321,766	2,567,115
Shares issued in connection with merger	—	—	633,925	5,794,056	—	—
Shares redeemed	(893,391)	(8,384,782)	(1,977,973)	(18,673,595)	(2,251,277)	(17,949,183)

	(458,942)	(4,292,767)	(305,151)	(2,971,348)	(1,929,511)	(15,382,068)

Institutional Shares
Shares sold	242,945	2,551,327	714,891	7,588,823	965,833	8,252,943
Shares issued in connection with merger	—	—	710,566	7,112,742	—	—
Shares redeemed	(553,826)	(5,509,816)	(1,119,132)	(11,545,045)	(356,015)	(3,063,163)

	(310,881)	(2,958,489)	306,325	3,156,520	609,818	5,189,780

Service Shares
Shares sold	246,365	2,472,085	120,223	1,305,207	26,397	224,140
Shares redeemed	(57,524)	(581,884)	(12,213)	(125,861)	(21,173)	(179,265)

	188,841	1,890,201	108,010	1,179,346	5,224	44,875

NET INCREASE (DECREASE)	(3,114,865)	$(28,355,272)	1,317,235	$15,825,439	(9,798,067)	$(79,228,479)

(a)	The Fund changed its fiscal year end from December 31 to August 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
	Net asset	investment operations
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	loss(a)	gain	operations

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced January 31, 2008)	$10.00	$(0.03)	$0.67	$0.64
2008 - C (commenced January 31, 2008)	10.00	(0.08)	0.68	0.60
2008 - Institutional (commenced January 31, 2008)	10.00	(0.01)	0.68	0.67
2008 - IR (commenced January 31, 2008)	10.00	(0.02)	0.68	0.66
2008 - R (commenced January 31, 2008)	10.00	(0.05)	0.67	0.62

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	loss	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$10.64	6.50%	$2,262	1.45%	(0.54)%	20.95%	(20.04)%	41%
10.60	6.10	62	2.20	(1.37)	21.70	(20.87)	41
10.67	6.80	2,322	1.05	(0.22)	20.55	(19.72)	41
10.66	6.70	11	1.20	(0.36)	20.70	(19.86)	41
10.62	6.40	11	1.70	(0.87)	21.20	(20.37)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$23.73	$(0.10)		$(0.97)	$(1.07)	$—	$(0.26)	$(0.26)
2008 - B	21.73	(0.25)		(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)		(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	—	(c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)		(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (commenced November 30, 2007)	24.22	(0.03)		(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (commenced November 30, 2007)	24.22	(0.10)		(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)		3.19	3.11	—	—	—
2007 - B	19.03	(0.23)		2.93	2.70	—	—	—
2007 - C	18.99	(0.23)		2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01		3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)		3.15	3.05	—	—	—

2006 - A	20.06	(0.08)		0.65	0.57	(0.01)	—	(0.01)
2006 - B	18.63	(0.22)		0.62	0.40	—	—	—
2006 - C	18.60	(0.22)		0.61	0.39	—	—	—
2006 - Institutional	20.65	—	(c)	0.68	0.68	(0.09)	—	(0.09)
2006 - Service	19.86	(0.10)		0.65	0.55	(0.03)	—	(0.03)

2005 - A	18.31	0.05	(d)	1.70 (e)	1.75	—	—	—
2005 - B	17.13	(0.09	)(d)	1.59 (e)	1.50	—	—	—
2005 - C	17.10	(0.09	)(d)	1.59 (e)	1.50	—	—	—
2005 - Institutional	18.77	0.13	(d)	1.75 (e)	1.88	—	—	—
2005 - Service	18.14	0.01	(d)	1.71 (e)	1.72	—	—	—

2004 - A	17.07	(0.05)		1.29	1.24	—	—	—
2004 - B	16.09	(0.17)		1.21	1.04	—	—	—
2004 - C	16.07	(0.17)		1.20	1.03	—	—	—
2004 - Institutional	17.44	0.03		1.30	1.33	—	—	—
2004 - Service	16.94	(0.07)		1.27	1.20	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Reflects income recognized from a special dividend which amounted to $0.11 per share and 0.56% of average net assets.

(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$22.40	(4.57)%	$1,505,237	1.36%		(0.42)%		1.40%		(0.46)%		69%
20.33	(5.37)	154,511	2.11		(1.19)		2.15		(1.23)		69
20.31	(5.33)	126,865	2.11		(1.19)		2.15		(1.23)		69
23.26	(4.22)	288,404	0.96		(0.01)		1.00		(0.05)		69
22.09	(4.72)	3,135	1.46		(0.52)		1.50		(0.56)		69
22.44	(6.39)	9	1.11	(f)	(0.19	)(f)	1.15	(f)	(0.23	)(f)	69
22.37	(6.68)	9	1.61	(f)	(0.62	)(f)	1.65	(f)	(0.66	)(f)	69

23.73	15.08	1,365,143	1.40		(0.35)		1.43		(0.38)		41
21.73	14.19	90,307	2.15		(1.09)		2.18		(1.12)		41
21.70	14.27	75,933	2.15		(1.09)		2.18		(1.12)		41
24.54	15.54	303,283	1.00		0.05		1.03		0.02		41
23.43	14.97	10,598	1.50		(0.44)		1.53		(0.47)		41

20.62	2.86	1,289,843	1.39		(0.41)		1.44		(0.45)		51
19.03	2.15	96,106	2.14		(1.16)		2.19		(1.21)		51
18.99	2.10	68,528	2.14		(1.16)		2.19		(1.21)		51
21.24	3.31	272,295	0.99		(0.01)		1.04		(0.05)		51
20.38	2.76	10,330	1.49		(0.51)		1.54		(0.55)		51

20.06	9.56	1,374,264	1.39		0.24	(d)	1.45		0.18	(d)	34
18.63	8.76	160,575	2.14		(0.48	)(d)	2.20		(0.54	)(d)	34
18.60	8.77	81,132	2.14		(0.49	)(d)	2.20		(0.55	)(d)	34
20.65	10.02	273,418	0.99		0.68	(d)	1.05		0.62	(d)	34
19.86	9.48	9,858	1.49		0.04	(d)	1.55		(0.02	)(d)	34

18.31	7.26	1,343,848	1.39		(0.26)		1.47		(0.34)		43
17.13	6.46	196,910	2.14		(1.01)		2.22		(1.09)		43
17.10	6.41	89,086	2.14		(1.01)		2.22		(1.09)		43
18.77	7.63	289,239	0.99		0.14		1.07		0.06		43
18.14	7.08	5,592	1.49		(0.36)		1.57		(0.44)		43

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized		Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains		distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$15.01	$(0.10)		$(0.29)	$(0.39)	$—	$(1.08	)(c)	$(1.08)
2008 - B	14.43	(0.19)		(0.28)	(0.47)	—	(1.08	)(c)	(1.08)
2008 - C	14.41	(0.19)		(0.29)	(0.48)	—	(1.08	)(c)	(1.08)
2008 - Institutional	15.27	(0.04)		(0.30)	(0.34)	—	(1.08	)(c)	(1.08)
2008 - Service	14.98	(0.09)		(0.30)	(0.39)	—	(1.08	)(c)	(1.08)
2008 - IR (Commenced on November 30, 2007)	15.38	(0.05)		(0.70)	(0.75)	—	(1.08	)(c)	(1.08)
2008 - R (Commenced on November 30, 2007)	15.38	(0.09)		(0.70)	(0.79)	—	(1.08	)(c)	(1.08)

2007 - A	12.98	(0.06)		2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	—	(e)	2.60	2.60	—	(0.48)		(0.48)
2007 - Service	12.97	(0.07)		2.56	2.49	—	(0.48)		(0.48)

2006 - A	12.74	(0.06)		0.61	0.55	—	(0.31)		(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)		(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)		(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)		(0.35)
2006 - Service	12.73	(0.07)		0.62	0.55	—	(0.31)		(0.31)

2005 - A	11.70	0.01	(f)	1.22	1.23	—	(0.19)		(0.19)
2005 - B	11.53	(0.09	)(f)	1.21	1.12	—	(0.19)		(0.19)
2005 - C	11.51	(0.09	)(f)	1.20	1.11	—	(0.19)		(0.19)
2005 - Institutional	11.79	0.05	(f)	1.24	1.29	—	(0.19)		(0.19)
2005 - Service	11.70	—	(f)	1.22	1.22	—	(0.19)		(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	—	(0.04)		(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	—	(0.04)		(0.04)
2004 - C	11.55	(0.16)		0.16	—	—	(0.04)		(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	—	(0.04)		(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	—	(0.04)		(0.04)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Includes a distribution from capital of approximately $0.006 per share.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

(f)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.51% of average net assets.

(g)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.54	(3.07)%	$115,431	1.48%		(0.70)%		1.51%		(0.73)%		71%
12.88	(3.79)	1,457	2.23		(1.46)		2.26		(1.49)		71
12.85	(3.86)	2,300	2.23		(1.46)		2.26		(1.49)		71
13.85	(2.68)	183,809	1.08		(0.30)		1.11		(0.33)		71
13.51	(3.08)	2	1.58		(0.65)		1.61		(0.68)		71
13.55	(5.34)	9	1.23	(d)	(0.49	)(d)	1.26	(d)	(0.52	)(d)	71
13.51	(5.62)	9	1.73	(d)	(0.93	)(d)	1.76	(d)	(0.96	)(d)	71

15.01	19.66	92,015	1.48		(0.43)		1.54		(0.49)		50
14.43	18.74	997	2.23		(1.14)		2.29		(1.20)		50
14.41	18.77	797	2.23		(1.19)		2.29		(1.25)		50
15.27	20.10	190,603	1.08		—	(g)	1.14		(0.06)		50
14.98	19.52	2	1.58		(0.52)		1.64		(0.58)		50

12.98	4.32	70,352	1.48		(0.49)		1.64		(0.69)		48
12.59	3.52	380	2.23		(1.22)		2.39		(1.43)		48
12.57	3.62	507	2.23		(1.24)		2.39		(1.44)		48
13.15	4.75	117,767	1.08		(0.09)		1.24		(0.30)		48
12.97	4.33	2	1.51		(0.54)		1.68		(0.74)		48

12.74	10.52	62,366	1.48		0.06	(f)	1.71		(0.17	)(f)	46
12.46	9.71	115	2.23		(0.72	)(f)	2.46		(0.95	)(f)	46
12.43	9.64	401	2.23		(0.76	)(f)	2.46		(0.99	)(f)	46
12.89	10.95	85,571	1.08		0.40	(f)	1.31		0.17	(f)	46
12.73	10.43	2	1.58		(0.05	)(f)	1.81		(0.28	)(f)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of year	loss(a)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$25.20	$(0.12)		$(0.02)	$(0.14)	$(3.38)
2008 - B	23.72	(0.27)		(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)		(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)		(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)		(0.02)	(0.16)	(3.38)
2008 - IR (commenced November 30, 2007)	25.44	(0.06)		(0.28)	(0.34)	(3.38)
2008 - R (commenced November 30, 2007)	25.44	(0.13)		(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)		5.77	5.56	(1.17)
2007 - B	19.80	(0.36)		5.45	5.09	(1.17)
2007 - C	19.66	(0.36)		5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)		5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)		5.72	5.49	(1.17)

2006 - A	22.21	(0.19)		(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	)(d)	3.83	3.63	—
2005 - B	17.98	(0.34	)(d)	3.69	3.35	—
2005 - C	17.86	(0.34	)(d)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	)(d)	3.92	3.80	—
2005 - Service	18.46	(0.23	)(d)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Annualized.

(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$21.68	(1.25)%	$851,222	1.47%		(0.54)%		1.47%		(0.54)%		81%
20.06	(1.99)	48,770	2.22		(1.28)		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		(1.29)		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		(0.14)		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		(0.64)		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(c)	(0.35	)(c)	1.22	(c)	(0.35	)(c)	81
21.65	(2.32)	10	1.72	(c)	(0.81	)(c)	1.72	(c)	(0.81	)(c)	81

25.20	27.46	954,089	1.47		(0.90)		1.48		(0.91)		67
23.72	26.45	64,011	2.22		(1.66)		2.23		(1.67)		67
23.55	26.49	126,425	2.22		(1.65)		2.23		(1.66)		67
26.11	27.92	853,836	1.07		(0.50)		1.08		(0.51)		67
24.95	27.36	11,597	1.57		(1.00)		1.58		(1.01)		67

20.81	(1.46)	908,135	1.47		(0.89)		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		(1.64)		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		(1.64)		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		(0.49)		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		(0.99)		1.57		(0.99)		82

22.21	19.54	936,312	1.49		(0.94	)(d)	1.49		(0.94	)(d)	62
21.33	18.63	91,286	2.24		(1.69	)(d)	2.24		(1.69	)(d)	62
21.19	18.65	112,420	2.24		(1.69	)(d)	2.24		(1.69	)(d)	62
22.77	20.03	739,739	1.09		(0.54	)(d)	1.09		(0.54	)(d)	62
22.05	19.45	8,242	1.59		(1.04	)(d)	1.59		(1.04	)(d)	62

18.58	6.90	615,510	1.49		(0.80)		1.49		(0.80)		51
17.98	6.14	85,969	2.24		(1.55)		2.24		(1.55)		51
17.86	6.12	69,067	2.24		(1.55)		2.24		(1.55)		51
18.97	7.36	290,601	1.09		(0.40)		1.09		(0.40)		51
18.46	6.77	1,464	1.59		(0.87)		1.59		(0.87)		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders
	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized		Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income		gains		distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$13.48	$(0.09)	$(0.20)	$(0.29)	$—		$(0.94	)(c)	$(0.94)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	—		(0.94	)(c)	(0.94)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	—		(0.94	)(c)	(0.94)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	—		(0.94	)(c)	(0.94)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	—		(0.94	)(c)	(0.94)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	—		(0.94	)(c)	(0.94)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	—		(0.94	)(c)	(0.94)

2007 - A	10.42	(0.11)	3.17	3.06	—		—		—
2007 - B	10.30	(0.20)	3.12	2.92	—		—		—
2007 - C	10.30	(0.20)	3.11	2.91	—		—		—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—		—		—
2007 - Service	10.37	(0.12)	3.15	3.03	—		—		—

2006 - A	10.40	(0.09)	0.22	0.13	—	(e)	(0.11)		(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	—	(e)	(0.11)		(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—		(0.11)		(0.11)

FOR THE PERIOD ENDED AUGUST 31,

2005 - A (Commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—		—		—
2005 - B (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - C (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - Institutional (Commenced June 30, 2005)	10.00	— (c)	0.38	0.38	—		—		—
2005 - Service (Commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—		—		—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Includes a distribution from capital of $0.01 per share.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.25	(2.65)%	$59,269	1.50%		(0.73)%		1.68%		(0.91)%		63%
11.90	(3.42)	3,768	2.25		(1.49)		2.43		(1.67)		63
11.90	(3.34)	10,295	2.25		(1.50)		2.43		(1.68)		63
12.37	(2.25)	86,275	1.10		(0.35)		1.28		(0.53)		63
12.16	(2.75)	245	1.60		(0.84)		1.78		(1.02)		63
12.27	(4.69)	10	1.25	(d)	(0.48	)(d)	1.43	(d)	(0.66	)(d)	63
12.22	(5.08)	10	1.75	(d)	(0.98	)(d)	1.93	(d)	(1.16	)(d)	63

13.48	29.37	26,423	1.50		(0.89)		1.64		(1.03)		68
13.22	28.35	2,477	2.25		(1.64)		2.39		(1.78)		68
13.21	28.25	6,472	2.25		(1.64)		2.39		(1.78)		68
13.55	29.79	76,637	1.10		(0.49)		1.24		(0.63)		68
13.40	29.22	129	1.60		(0.99)		1.74		(1.13)		68

10.42	1.24	72,124	1.49		(0.79)		2.05		(1.35)		64
10.30	0.45	1,563	2.25		(1.56)		3.15		(2.47)		64
10.30	0.45	5,937	2.25		(1.54)		2.82		(2.12)		64
10.44	1.63	1,360	1.07		(0.38)		6.98		(6.29)		64
10.37	1.04	153	1.61		(0.95)		2.46		(1.81)		64

10.40	4.00	569	1.50	(d)	(0.69	)(d)	16.73	(d)	(15.92	)(d)	3
10.36	3.60	69	2.25	(d)	(1.42	)(d)	17.48	(d)	(16.65	)(d)	3
10.36	3.60	19	2.25	(d)	(1.35	)(d)	17.48	(d)	(16.58	)(d)	3
10.38	3.80	5,415	1.10	(d)	(0.13	)(d)	16.33	(d)	(15.36	)(d)	3
10.37	3.70	10	1.60	(d)	(0.62	)(d)	16.83	(d)	(15.85	)(d)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$10.49	$(0.05)		$(0.10)	$(0.15)	$—
2008 - B	9.86	(0.12)		(0.09)	(0.21)	—
2008 - C	9.88	(0.12)		(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)		(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)		(0.10)	(0.12)	—

2007 - A	9.03	(0.04)		1.50	1.46	—
2007 - B	8.55	(0.11)		1.42	1.31	—
2007 - C	8.57	(0.11)		1.42	1.31	—
2007 - Institutional	9.25	—	(c)	1.54	1.54	—
2007 - Service	9.06	(0.05)		1.51	1.46	—

2006 - A	8.75	(0.05)		0.33	0.28	—
2006 - B	8.35	(0.11)		0.31	0.20	—
2006 - C	8.36	(0.11)		0.32	0.21	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)		0.34	0.29	—

2005 - A	8.07	0.01	(d)	0.67	0.68	—	(c)
2005 - B	7.76	(0.05	)(d)	0.64	0.59	—
2005 - C	7.78	(0.05	)(d)	0.63	0.58	—
2005 - Institutional	8.25	0.05	(d)	0.68	0.73	(0.04)
2005 - Service	8.10	—	(c)(d)	0.67	0.67	—	(c)

2004 - A	7.79	(0.04)		0.32	0.28	—
2004 - B	7.55	(0.10)		0.31	0.21	—
2004 - C	7.56	(0.10)		0.32	0.22	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—
2004 - Service	7.82	(0.05)		0.33	0.28	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.

(e)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

						Ratios assuming no
						expense reductions
				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$10.34	(1.43)%	$177,810	1.44%	(0.44)%		1.52%	(0.52)%		59%
9.65	(2.12)	6,015	2.19	(1.19)		2.27	(1.27)		59
9.67	(2.12)	11,374	2.19	(1.19)		2.27	(1.27)		59
10.68	(1.02)	154,711	1.04	(0.05)		1.12	(0.13)		59
10.40	(1.14)	3	1.54	(0.20)		1.62	(0.28)		59

10.49	16.17	138,613	1.45	(0.41)		1.51	(0.47)		50
9.86	15.32	6,574	2.20	(1.17)		2.26	(1.23)		50
9.88	15.29	10,878	2.20	(1.16)		2.26	(1.22)		50
10.79	16.65	152,059	1.05	(0.02)		1.11	(0.08)		50
10.52	16.11	3	1.55	(0.55)		1.61	(0.61)		50

9.03	3.20	127,318	1.44	(0.52)		1.56	(0.64)		53
8.55	2.40	7,619	2.19	(1.27)		2.30	(1.38)		53
8.57	2.51	10,344	2.19	(1.27)		2.31	(1.39)		53
9.25	3.56	183,697	1.04	(0.12)		1.16	(0.24)		53
9.06	3.31	12	1.54	(0.45)		1.65	(0.55)		53

8.75	8.44	164,330	1.44	0.12	(d)	1.57	(0.01	)(d)	46
8.35	7.60	10,195	2.19	(0.62	)(d)	2.32	(0.75	)(d)	46
8.36	7.46	11,392	2.19	(0.64	)(d)	2.32	(0.77	)(d)	46
8.94	8.82	155,546	1.04	0.54	(d)	1.17	0.41	(d)	46
8.77	8.27	261	1.54	—	(d)(e)	1.67	(0.13	)(d)	46

8.07	3.59	173,243	1.44	(0.47)		1.55	(0.58)		19
7.76	2.78	11,537	2.19	(1.22)		2.30	(1.33)		19
7.78	2.91	11,491	2.19	(1.22)		2.30	(1.33)		19
8.25	4.04	129,083	1.04	(0.07)		1.15	(0.18)		19
8.10	3.58	297	1.54	(0.58)		1.65	(0.69)		19

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		Investment operations
	Net asset
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*

2008 - A	$11.52	$(0.06)		$(1.27)		$(1.33)
2008 - B	10.82	(0.10)		(1.20)		(1.30)
2008 - C	10.81	(0.10)		(1.19)		(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)		(1.35)
2008 - Service	11.45	(0.06)		(1.27)		(1.33)

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	9.04	(0.10	)(c)(d)	2.58	(e)	2.48
2007 - B	8.55	(0.16	)(c)(d)	2.43	(e)	2.27
2007 - C	8.55	(0.17	)(c)(d)	2.43	(e)	2.26
2007 - Institutional	9.31	(0.06	)(c)(d)	2.66	(e)	2.60
2007 - Service	8.99	(0.11	)(c)(d)	2.57	(e)	2.46

2006 - A	8.02	(0.10)		1.12	(f)	1.02
2006 - B	7.65	(0.15)		1.05	(f)	0.90
2006 - C	7.64	(0.15)		1.06	(f)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(f)	1.08
2006 - Service	7.99	(0.10)		1.10	(f)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

2004 - A	6.99	(0.04)		0.92		0.88
2004 - B	6.77	(0.09)		0.88		0.79
2004 - C	6.76	(0.09)		0.88		0.79
2004 - Institutional	7.11	(0.02)		0.95		0.93
2004 - Service	6.96	(0.04)		0.93		0.89

2003 - A	4.80	(0.08)		2.27		2.19
2003 - B	4.68	(0.12)		2.21		2.09
2003 - C	4.67	(0.12)		2.21		2.09
2003 - Institutional	4.86	(0.05)		2.30		2.25
2003 - Service	4.78	(0.08)		2.26		2.18

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.
(f)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.
(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.
(h)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.
(i)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$10.19	(11.63)%		$184,063	1.44	%(i)	(0.86	)%(i)	1.51	%(i)	(0.93	)%(i)	29%
9.52	(12.01)		33,787	2.19	(i)	(1.60	)(i)	2.26	(i)	(1.67	)(i)	29
9.52	(12.03)		49,880	2.19	(i)	(1.60	)(i)	2.26	(i)	(1.67	)(i)	29
10.56	(11.34)		17,717	1.04	(i)	(0.45	)(i)	1.11	(i)	(0.52	)(i)	29
10.12	(11.62)		3,185	1.54	(i)	(0.89	)(i)	1.61	(i)	(0.96	)(i)	29

11.52	27.43	(g)	194,604	1.56	(c)	(0.99	)(c)(d)	1.64	(c)	(1.07	)(c)(d)	70
10.82	26.55	(g)	78,493	2.31	(c)	(1.73	)(c)(d)	2.39	(c)	(1.81	)(c)(d)	70
10.81	26.43	(g)	61,641	2.31	(c)	(1.74	)(c)(d)	2.39	(c)	(1.82	)(c)(d)	70
11.91	27.93	(g)	23,679	1.16	(c)	(0.56	)(c)(d)	1.24	(c)	(0.64	)(c)(d)	70
11.45	27.36	(g)	1,441	1.66	(c)	(1.07	)(c)(d)	1.74	(c)	(1.15	)(c)(d)	70

9.04	12.72	(h)	108,340	1.49		(1.14)		1.59		(1.24)		35
8.55	11.76	(h)	93,722	2.24		(1.89)		2.34		(1.99)		35
8.55	11.91	(h)	51,346	2.24		(1.89)		2.34		(1.99)		35
9.31	13.12	(h)	15,659	1.09		(0.75)		1.19		(0.85)		35
8.99	12.52	(h)	160	1.59		(1.24)		1.69		(1.34)		35

8.02	1.91		125,718	1.50		(1.10)		1.56		(1.16)		48
7.65	1.19		120,415	2.25		(1.85)		2.31		(1.91)		48
7.64	1.19		60,638	2.25		(1.85)		2.31		(1.91)		48
8.23	2.36		8,819	1.10		(0.70)		1.16		(0.76)		48
7.99	1.78		100	1.60		(1.20)		1.66		(1.26)		48

7.87	12.59		158,079	1.50		(0.55)		1.56		(0.61)		37
7.56	11.67		163,502	2.25		(1.31)		2.31		(1.37)		37
7.55	11.69		79,210	2.25		(1.31)		2.31		(1.37)		37
8.04	13.08		11,323	1.10		(0.31)		1.16		(0.37)		37
7.85	12.79		121	1.60		(0.57)		1.66		(0.63)		37

6.99	45.63		180,819	1.50		(1.30)		1.55		(1.35)		27
6.77	44.66		189,420	2.25		(2.04)		2.30		(2.09)		27
6.76	44.75		92,752	2.25		(2.04)		2.30		(2.09)		27
7.11	46.30		27,687	1.10		(0.89)		1.15		(0.94)		27
6.96	45.61		48	1.60		(1.39)		1.65		(1.44)		27

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs All Cap Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs Tollkeeper Fund (collectively the “Fundamental Equity Growth Funds”), portfolios of Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Growth Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of the Goldman Sachs Tollkeeper Fund, for the period ended December 31, 2006 and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2008

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	All Cap Growth Fund				Capital Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund
				Expenses	Beginning			Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Account	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$1,082.30		$7.62	$1,000	$1,047.20		$6.89	$1,000	$1,058.60		$7.61	$1,000	$1,071.70		$7.71
Hypothetical (5% return before expenses)	1,000	1,017.82	+	7.39	1,000	$1,018.40	+	6.80	1,000	1,017.75	+	7.46	1,000	1,017.70	+	7.51

Class B
Actual	N/A	N/A		N/A	1,000	1,042.60		10.74	1,000	1,054.90		11.46	1,000	1,067.60		11.59
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000	1,014.62	+	10.59	1,000	1,013.99	+	11.23	1,000	1,013.93	+	11.29

Class C
Actual	1,000	1,079.30		11.37	1,000	1,042.60		10.74	1,000	1,054.10		11.46	1,000	1,067.60		11.59
Hypothetical(5% return before expenses)	1,000	1,014.20	+	11.01	1,000	1,014.62	+	10.59	1,000	1,013.99	+	11.23	1,000	1,013.93	+	11.29

Institutional
Actual	1,000	1,085.40		5.39	1,000	1,049.20		4.83	1,000	1,060.50		5.54	1,000	1,073.40		5.63
Hypothetical (5% return before expenses)	1,000	1,019.97	+	5.22	1,000	1,020.42	+	4.76	1,000	1,019.76	+	5.43	1,000	1,019.70	+	5.49

Service
Actual	N/A	N/A		N/A	1,000	1,045.90		7.27	1,000	1,058.80		8.18	1,000	1,071.00		8.22
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000	1,018.03	+	7.17	1,000	1,018.18	+	8.02	1,000	1,017.20	+	8.01

Class IR
Actual	1,000	1,084.30		6.18	1,000	1,048.10		5.66	1,000	1,059.40		6.37	1,000	1,073.10		6.36
Hypothetical (5% return before expenses)	1,000	1,025.14	+	6.01	1,000	1,025.14	+	5.60	1,000	1,025.14	+	6.26	1,000	1,025.14	+	6.21

Class R
Actual	1,000	1,081.30		8.75	1,000	1,045.80		8.28	1,000	1,057.90		8.84	1,000	1,070.70		8.95
Hypothetical (5% return before expenses)	1,000	1,016.73	+	8.48	1,000	1,017.28	+	8.16	1,000	1,016.55	+	8.66	1,000	1,016.56	+	8.72

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Tollkeeper Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$1,066.10		$7.78	$1,000	$1,068.20		$7.49	$1,000	$883.70		$6.77
Hypothetical (5% return before expenses)	1,000	1,017.61	+	7.60	1,000	1,017.90	+	7.31	1,000	1,017.95	+	7.25

Class B
Actual	1,000	1,061.60		11.64	1,000	1,063.90		11.36	1,000	879.90		10.35
Hypothetical (5% return before expenses)	1,000	1,013.85	+	11.37	1,000	1,014.13	+	11.08	1,000	1,014.13	+	11.09

Class C
Actual	1,000	1,061.60		11.63	1,000	1,065.00		11.37	1,000	879.70		10.35
Hypothetical (5% return before expenses)	1,000	1,013.86	+	11.36	1,000	1,014.13	+	11.08	1,000	1,014.13	+	11.09

Institutional
Actual	1,000	1,068.20		5.69	1,000	1,070.10		5.41	1,000	886.60		4.93
Hypothetical (5% return before expenses)	1,000	1,019.63	+	5.56	1,000	1,019.91	+	5.28	1,000	1,019.91	+	5.28

Service
Actual	1,000	1,065.70		8.30	1,000	1,068.90		8.01	1,000	883.80		7.20
Hypothetical (5% return before expenses)	1,000	1,017.10	+	8.10	1,000	1,017.91	+	7.81	1,000	1,017.50	+	7.71

Class IR
Actual	1,000	1,067.90		6.34	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000	1,025.14	+	6.21	N/A	N/A		N/A	N/A	N/A		N/A

Class R
Actual	1,000	1,064.50		9.12	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000	1,016.30	+	8.91	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

All Cap Growth	1.45%	N/A	2.20%	1.05%	N/A	1.20%	1.70%
Capital Growth	1.36	2.11	2.11	0.96	1.46	1.11	1.61
Concentrated Growth	1.48	2.23	2.23	1.08	1.58	1.23	1.73
Growth Opportunities	1.47	2.22	2.22	1.07	1.57	1.22	1.72
Small Mid/Cap Growth	1.50	2.25	2.25	1.10	1.60	1.25	1.75
Strategic Growth	1.44	2.19	2.19	1.04	1.54	N/A	N/A
Tollkeeper	1.44	2.19	2.19	1.04	1.54	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth, Goldman Sachs Concentrated Growth, Goldman Sachs Growth Opportunities, Goldman Sachs Small/Mid Cap Growth, Goldman Sachs Strategic Growth and Goldman Sachs All Cap Growth Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for Goldman Sachs Tollkeeper Fund is available in its semi-annual report dated June 30, 2008. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds (with the exception of the All Cap Growth Fund, which commenced operations in 2008); (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund (with the exception of the All Cap Growth Fund, which commenced operations in 2008), and each Fund’s

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by certain of the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (except for the All Cap Growth Fund, which commenced operations in 2008) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the All Cap Growth Fund commenced operations in 2008 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions. The Trustees believed that each of the other Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the All Cap Growth Fund, which commenced operations in 2008). In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund (except for the All Cap Growth Fund) were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	All Cap	Capital	Concentrated	Growth	Small/Mid	Strategic
Average Daily	Growth	Growth	Growth	Opportunities	Cap	Growth
Net Assets	Fund	Fund	Fund	Fund	Growth Fund	Fund

First $1 billion	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	1.00	1.00	0.90
Next $3 billion	0.86	0.80	0.86	0.90	0.90	0.86
Next $3 billion	0.84	0.80	0.84	0.86	0.86	0.84
Over $8 billion	0.82	0.80	0.82	0.84	0.84	0.82

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

All Cap Growth Fund

The Trustees noted that, with respect to the All Cap Growth Fund, which commenced investment operations on January 31, 2008, the Trustees had also considered, at a meeting held on December 13, 2007, (i) the initial appointment of the Investment Adviser to serve as the Fund’s investment adviser, and (ii) the initial approval of the Fund’s Management Agreement. At that meeting, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the All Cap Growth Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund. The Trustees considered the Fund’s anticipated assets under management and the fee comparisons that had been provided. They noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level and considered the Investment Adviser’s potential profitability with respect to the Fund at its anticipated asset level.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2008, 44.69%, 20.59%, and 31.56% of the dividends paid from net investment company taxable income by the Concentrated Growth Fund, Growth Opportunities Fund, and Small/Mid Cap Growth Fund respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds designate $20,021,421, $18,664,722, $208,587,522 and $6,960,170 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2008.

For the year ended August 31, 2008, the Concentrated Growth, Growth Opportunities, and Small/Mid Cap Growth Funds designate 61.54%, 17.83%, and 10.16%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2008, the Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds designate $4,447,782, $66,537,581 and $1,922,045, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ California AMT-Free
Municipal Fund
■ New York AMT-Free
Municipal Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured U.S. Equity Flex Fund
■ Structured Large Cap
Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap
Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  13876.MF.TMPL GROWTHAR / 237.2K / 09-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008